Validus Holdings, Ltd.
Investor Financial Supplement – Fourth Quarter 2017
February 1, 2018

29 Richmond Road
Pembroke, HM 08 Bermuda
Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusholdings.com
Mailing address: Suite 1790 48 Par-la-Ville Road
Hamilton, HM 11 Bermuda

Validus Holdings, Ltd.

Validus Holdings, Ltd.
Explanatory Notes

Basis of Presentation

•
This document should be read in conjunction with other documents filed by Validus Holdings, Ltd. (“Validus” or the “Company”) with the U.S. Securities and Exchange Commission pursuant to the Exchange Act of 1934, as amended.

•
All financial information contained herein is unaudited; however, certain information contained herein relating to the years ended December 31, 2016 and 2015 is derived from or agrees to audited financial statements. Unless otherwise noted, dollar amounts are in thousands of U.S. dollars, except for share and per share amounts.

•	The general and administrative expense ratio includes share compensation expenses.

•
In accordance with authoritative accounting guidance, the Company continually monitors and reviews its segment reporting structure to determine whether any changes have occurred that would impact its reportable segments. As a result of the evolution of the Company’s operations, the global nature of the industry and synergies obtained through the acquisition and integration of Talbot Holdings, Ltd., Western World Insurance Group, Inc. and Crop Risk Services, Inc. ("CRS"), the Company’s reportable segments had become progressively more integrated such that during the fourth quarter of 2017, the Company changed its reportable segments to “Reinsurance,” “Insurance,” and “Asset Management.” Furthermore, to better align the Company’s disclosures with its current strategy, the Company also changed its primary lines of business to “Property,” “Specialty - Short-tail” and “Specialty - Other.”

•
The change in reportable segments and primary lines of business had no impact on the Company’s historical consolidated financial positions, results of operations or cash flows as previously reported. Where applicable, all prior periods presented have been reclassified to conform to this new presentation.

•
On June 1, 2017, the Company redeemed its investment in one of the lower risk AlphaCat ILS funds. As a result, the Company was no longer deemed to be the primary beneficiary and therefore this fund was deconsolidated effective June 1, 2017.

•
On May 1, 2017, the Company acquired all of the outstanding capital stock of CRS, a primary crop insurance managing general agent ("MGA"). For segmental reporting purposes, the results of CRS have been included in the results of the Insurance segment as of the date of acquisition. Transaction expenses incurred in relation to the acquisition of CRS are primarily comprised of legal, financial advisory and audit related services.

Non-GAAP Financial Measures

•
In presenting the Company’s results, management has included and discussed certain non-GAAP financial measures. The Company believes that these non-GAAP measures, which may be defined and calculated differently by other companies, better explain and enhance the understanding of the Company’s results of operations. However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

•
In addition to presenting book value per common share determined in accordance with U.S. GAAP, the Company believes that the following non-GAAP book value financial measures are key financial indicators for evaluating performance and measuring overall growth: book value per diluted common share, book value per diluted common share plus accumulated dividends and tangible book value per diluted common share. A reconciliation of book value per common share, a GAAP financial measure, to the non-GAAP book value financial measures has been included on page 6.

•
In addition to presenting net (loss) income (attributable) available to Validus common shareholders determined in accordance with U.S. GAAP, the Company believes that showing net operating income (loss) available (attributable) to Validus common shareholders, a non-GAAP financial measure, provides investors with a valuable measure of profitability and enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results in a manner similar to how management analyzes the Company’s underlying business performance.

•
Net operating income (loss) available (attributable) to Validus common shareholders, a non-GAAP financial measure, is calculated by the addition or subtraction of certain Consolidated Statement of (Loss) Income line items from net (loss) income (attributable) available to Validus common shareholders, the most directly comparable GAAP financial measure, and measures the performance of the Company’s operations without the influence of gains or losses on investments and foreign currencies and other items as noted in the reconciliation on page 22. The Company excludes these items from its calculation of net operating (loss) income (attributable) available to Validus common shareholders because the amount of these gains and losses is heavily influenced by, and fluctuates in part, according to availability of investment market opportunities and other factors. The Company believes these amounts are largely independent of its core underwriting activities and including them distorts the analysis of trends in its operations. The Company believes the reporting of net operating (loss) income (attributable) available to Validus common shareholders enhances the understanding of results by highlighting the underlying profitability of the Company’s core (re)insurance operations. This profitability is influenced significantly by earned premium growth, adequacy of the Company’s pricing, as well as loss frequency and severity. Over time it is also influenced by the Company’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through its management of acquisition costs and other underwriting expenses.

•
Return on average equity, a GAAP financial measure, and net operating return on average equity, a non-GAAP financial measure, represents the returns generated on common shareholders’ equity during the year and are presented on page 22.

•
The Company also considers underwriting (loss) income to be a measure of profitability that takes into account net premiums earned and other insurance related income as revenue and losses and loss expenses, acquisition costs and underwriting related general and administrative and share compensation expenses as expenses. Underwriting (loss) income is the difference between revenues and expense items. A reconciliation of underwriting (loss) income to net (loss) income (attributable) available to Validus common shareholders, the most comparable U.S. GAAP financial measure, is presented on page 9.

Validus Holdings, Ltd.
Consolidated Financial Highlights

		Three Months Ended					Years Ended
		December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Highlights	Net (loss) income (attributable) available to Validus common shareholders	$(8,693)	$(250,446)	$101,095	$94,561	$7,767	$(63,483)	$359,384
	Net operating income (loss) available (attributable) to Validus common shareholders (a)	4,153	(254,459)	88,466	76,834	58,460	(85,006)	320,885
	Gross premiums written	443,323	523,856	792,902	1,190,857	339,454	2,950,938	2,648,705
	Net premiums earned	651,477	723,208	631,027	575,376	540,399	2,581,088	2,249,165
	Total assets	14,426,879	14,601,240	13,951,146	12,137,121	11,349,755	14,426,879	11,349,755
	Total shareholders' equity available to Validus common shareholders	3,495,072	3,536,287	3,811,431	3,761,876	3,688,291	3,495,072	3,688,291
	Total shareholders' equity available to Validus	3,895,072	3,936,287	4,211,431	3,911,876	3,838,291	3,895,072	3,838,291

Per share	(Loss) earnings per basic common share
	Net (loss) income (attributable) available to Validus common shareholders	$(0.11)	$(3.17)	$1.28	$1.19	$0.10	$(0.80)	$4.43
	Net operating income (loss) available (attributable) to Validus common shareholders (a)	0.05	(3.22)	1.12	0.97	0.74	(1.07)	3.96

	(Loss) earnings per diluted common share
	Net (loss) income (attributable) available to Validus common shareholders	$(0.11)	$(3.17)	$1.25	$1.17	$0.10	$(0.80)	$4.36
	Net operating income (loss) available (attributable) to Validus common shareholders (a)	0.05	(3.22)	1.09	0.95	0.73	(1.07)	3.90

	Book value per common share	$44.06	$44.51	$47.93	$47.54	$46.61	$44.06	$46.61
	Book value per diluted common share (a)	$42.71	$43.13	$46.45	$45.88	$44.97	$42.71	$44.97
	Change in book value per diluted common share inclusive of dividends (a)	(0.1)%	(6.3)%	2.1%	2.9%	0.4%	(1.6)%	9.5%

	Book value per diluted common share plus accumulated dividends (a)	$55.79	$55.83	$58.77	$57.82	$56.53	$55.79	$56.53

Ratios	Losses and loss expense ratio	73.7%	173.5%	46.9%	46.9%	50.9%	89.1%	47.4%

	Policy acquisition cost ratio	19.5%	16.0%	18.6%	19.4%	22.4%	18.3%	20.0%
	General and administration expense ratio	16.5%	11.0%	17.0%	16.9%	16.3%	15.2%	16.8%
	Expense ratio	36.0%	27.0%	35.6%	36.3%	38.7%	33.5%	36.8%
	Combined ratio	109.7%	200.5%	82.5%	83.2%	89.6%	122.6%	84.2%

	Annualized return on average equity	(1.0)%	(27.3)%	10.7%	10.2%	0.8%	(1.7)%	9.7%
	Annualized net operating return on average equity (a)	0.5%	(27.7)%	9.3%	8.3%	6.3%	(2.3)%	8.7%
Notes:

(a)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

Validus Holdings, Ltd.
Summary Consolidated Balance Sheets

	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Assets
Fixed maturity investments trading, at fair value	$5,858,348	$5,419,966	$5,418,643	$5,365,216	$5,543,030	$5,576,341	$5,551,586	$5,481,304	$5,510,331
Short-term investments trading, at fair value	3,381,757	2,993,246	2,871,353	2,785,226	2,796,170	2,481,406	2,369,654	2,108,199	1,941,635
Other investments, at fair value	355,218	471,300	448,618	443,004	405,712	394,695	359,526	344,151	336,856
Investments in investment affiliates, equity method	100,137	92,079	103,377	94,697	100,431	99,731	99,278	84,135	87,673
Cash and cash equivalents	754,990	965,630	800,405	623,937	419,976	443,992	568,798	569,774	723,109
Restricted cash	394,663	89,403	195,039	92,547	70,956	113,048	96,022	108,395	73,270
Total investments and cash	10,845,113	10,031,624	9,837,435	9,404,627	9,336,275	9,109,213	9,044,864	8,695,958	8,672,874
Investments in operating affiliate, equity method	—	—	—	—	—	—	—	369	392
Premiums receivable	939,487	1,569,374	1,940,637	1,214,745	725,390	939,127	1,372,000	1,176,684	658,682
Deferred acquisition costs	213,816	258,078	302,857	292,180	209,227	249,922	283,213	262,675	181,002
Prepaid reinsurance premiums	132,938	207,618	335,837	199,046	77,996	119,805	145,567	181,255	77,992
Securities lending collateral	2,717	2,115	2,514	10,386	9,779	10,629	10,224	9,721	4,863
Loss reserves recoverable	1,233,997	1,335,016	600,207	451,856	430,421	444,609	442,987	370,689	350,586
Paid losses recoverable	46,873	77,730	35,675	37,837	35,247	36,069	27,648	25,001	23,071
Income taxes recoverable	9,044	9,704	4,763	6,757	4,870	6,879	8,526	7,146	16,228
Deferred tax asset	52,467	52,228	52,655	45,995	43,529	26,015	23,745	27,771	21,661
Receivable for investments sold	12,182	37,493	20,519	9,302	3,901	21,854	13,736	16,278	39,766
Intangible assets	171,411	173,398	175,518	114,176	115,592	117,010	118,426	119,842	121,258
Goodwill	229,573	227,701	227,701	196,758	196,758	196,758	196,758	196,758	196,758
Accrued investment income	29,096	27,976	26,968	25,962	26,488	24,906	24,925	22,298	23,897
Other assets	508,165	591,185	387,860	127,494	134,282	183,357	105,625	92,076	126,782
Total assets	$14,426,879	$14,601,240	$13,951,146	$12,137,121	$11,349,755	$11,486,153	$11,818,244	$11,204,521	$10,515,812
Liabilities
Reserve for losses and loss expenses	$4,831,390	$4,935,637	$3,305,191	$3,052,745	$2,995,195	$3,035,987	$3,122,717	$2,980,300	$2,996,567
Unearned premiums	1,147,186	1,526,465	1,970,896	1,612,474	1,076,049	1,359,438	1,621,563	1,503,161	966,210
Reinsurance balances payable	331,645	527,881	461,261	118,119	54,781	76,429	92,488	96,685	75,380
Securities lending payable	2,717	2,581	2,980	10,852	10,245	11,095	10,690	10,187	5,329
Deferred tax liability	4,600	4,198	4,012	3,818	3,331	3,278	3,552	3,618	3,847
Payable for investments purchased	74,496	84,431	92,077	38,486	29,447	49,435	52,718	76,116	77,475
Accounts payable and accrued expenses	1,225,875	478,892	385,958	171,134	587,648	144,086	149,593	136,712	627,331
Notes payable to AlphaCat investors	1,108,364	1,107,618	1,066,159	446,576	278,202	372,730	370,982	323,510	75,493
Senior notes payable	245,564	245,513	245,463	245,412	245,362	245,311	245,261	245,211	245,161
Debentures payable	539,158	538,910	538,400	537,402	537,226	538,168	537,987	538,335	537,668
Total liabilities	9,510,995	9,452,126	8,072,397	6,237,018	5,817,486	5,835,957	6,207,551	5,913,835	5,610,461
Redeemable noncontrolling interests	1,004,094	1,133,880	1,251,660	1,657,630	1,528,001	1,559,580	1,532,283	1,409,037	1,111,714
Shareholders' equity
Preferred shares	$400,000	$400,000	$400,000	$150,000	$150,000	$150,000	$150,000	$—	$—
Common shares	28,349	28,342	28,339	28,225	28,224	28,223	28,219	28,102	28,100
Treasury shares	(14,468)	(14,437)	(14,423)	(14,376)	(14,376)	(14,320)	(14,084)	(13,830)	(13,592)
Additional paid-in capital	814,641	812,266	807,321	830,346	821,023	827,256	883,701	954,485	1,002,980
Accumulated other comprehensive loss	(22,192)	(18,430)	(19,924)	(22,453)	(23,216)	(21,092)	(18,182)	(15,438)	(12,569)
Retained earnings	2,688,742	2,728,546	3,010,118	2,940,134	2,876,636	2,897,553	2,836,602	2,771,107	2,634,056
Total shareholders' equity available to Validus	3,895,072	3,936,287	4,211,431	3,911,876	3,838,291	3,867,620	3,866,256	3,724,426	3,638,975
Noncontrolling interests	16,718	78,947	415,658	330,597	165,977	222,996	212,154	157,223	154,662
Total shareholders' equity	3,911,790	4,015,234	4,627,089	4,242,473	4,004,268	4,090,616	4,078,410	3,881,649	3,793,637
Total liabilities, noncontrolling interests and shareholders' equity	$14,426,879	$14,601,240	$13,951,146	$12,137,121	$11,349,755	$11,486,153	$11,818,244	$11,204,521	$10,515,812

Book value per common share	$44.06	$44.51	$47.93	$47.54	$46.61	$46.80	$46.01	$45.67	$43.90
Book value per diluted common share (a)	$42.71	$43.13	$46.45	$45.88	$44.97	$45.16	$44.41	$44.00	$42.33
Book value per diluted common share plus accumulated dividends (a)	$55.79	$55.83	$58.77	$57.82	$56.53	$56.37	$55.27	$54.51	$52.49
Notes:

(a)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

Validus Holdings, Ltd.
Computation of Book Value per Common Share, Book Value per Diluted Common Share and Tangible Book Value per Diluted Common Share

	December 31, 2017			December 31, 2016
	Equity Amount	Common Shares	Per Share Amount (a)	Equity Amount	Common Shares	Per Share Amount (a)
Book value per common share (b)	$3,495,072	79,319,550	$44.06	$3,688,291	79,132,252	$46.61
Non-GAAP Adjustments:
Assumed exercise of outstanding stock options (c)(d)	—	—		614	26,136
Unvested restricted shares	—	2,503,859		—	2,868,610
Book value per diluted common share (e)	3,495,072	81,823,409	$42.71	3,688,905	82,026,998	$44.97
Goodwill	(229,573)	—		(196,758)	—
Intangible assets	(171,411)	—		(115,592)	—
Tangible book value per diluted common share (e)	$3,094,088	81,823,409	$37.81	$3,376,555	82,026,998	$41.16

Book value per diluted common share (e)			$42.71			$44.97
Accumulated dividends			13.08			11.56
Book value per diluted common share plus accumulated dividends (e)			$55.79			$56.53
Notes:

(a)	Per share amounts are calculated by dividing the equity amount by the common shares.

(b)	The equity amount used in the calculation of book value per common share represents total shareholders' equity available to Validus excluding the liquidation value of the preferred shares.

(c)	Using the "as-if-converted" method, assuming all proceeds received upon exercise of stock options will be retained by the Company and the resulting common shares from exercise remain outstanding.

(d)	At December 31, 2017, the weighted average exercise price for those stock options that had an exercise price lower than book value per share was $nil (December 31, 2016: $23.48).

(e)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

Validus Holdings, Ltd.
Consolidated Statements of Cash Flows

	Three Months Ended					Years Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Cash flows provided by (used in) operating activities
Net (loss) income	$(70,001)	$(621,185)	$146,948	$139,336	$37,170	$(404,902)	$487,202
Adjustments to reconcile net (loss) income to cash provided by (used in) operating activities:
Share compensation expenses	10,031	9,443	11,146	9,491	10,442	40,111	42,907
Loss on deconsolidation of AlphaCat ILS fund	—	—	402	—	—	402	—
Amortization of discount on senior notes	27	27	27	27	27	108	108
(Income) loss from investment and operating affiliates	(6,345)	(1,011)	(9,466)	(5,188)	(2,166)	(22,010)	2,106
Net realized and change in net unrealized losses (gains) on investments	15,650	4,291	(18,595)	(12,184)	58,240	(10,838)	(32,628)
Amortization of intangible assets	2,146	2,120	2,579	1,416	1,418	8,261	5,666
Foreign exchange (gains) losses included in net income	(540)	(4,493)	(4,748)	(4,938)	7,628	(14,719)	3,043
Amortization of premium on fixed maturities	4,732	4,166	3,476	3,536	4,580	15,910	17,961
Change in operational balance sheet items, net	336,152	857,839	(96,883)	(113,697)	38,268	983,411	(116,162)
Net cash provided by operating activities	$291,852	$251,197	$34,886	$17,799	$155,607	$595,734	$410,203
Cash flows provided by (used in) investing activities
(Purchases) sales of investments	$(717,157)	$(174,373)	$(92,623)	$167,286	$(366,894)	$(816,867)	$(974,719)
(Increase) decrease in securities lending collateral	(602)	399	7,872	(607)	850	7,062	(4,916)
(Contributions) distributions in investment & operating affiliates, net	(1,713)	12,309	786	10,922	1,466	22,304	(14,472)
Purchase of subsidiary, net of cash acquired	—	—	(183,923)	—	—	(183,923)	—
Net cash (used in) provided by investing activities	$(719,472)	$(161,665)	$(267,888)	$177,601	$(364,578)	$(971,424)	$(994,107)
Cash flows provided by (used in) financing activities
Issuance of notes payable to AlphaCat investors, net	$506	$40,903	$196,597	$73,048	$(202)	$311,054	$296,325
Issuance of preferred shares, net	—	—	241,686	—	—	241,686	144,852
Issuance of common shares, net	545	(162)	(11,794)	(167)	(70)	(11,578)	(7,701)
Purchases of common shares under share repurchase program	(8,225)	(4,347)	(13,996)	—	(16,660)	(26,568)	(212,675)
Dividends paid on common and preferred shares	(36,072)	(35,956)	(35,397)	(32,295)	(29,927)	(139,720)	(120,080)
Increase (decrease) in securities lending payable	136	(399)	(7,872)	607	(850)	(7,528)	4,916
Third party investment (redemption) in redeemable noncontrolling interest, net	58,665	(51,201)	95,463	35,403	11,499	138,330	376,165
Third party (redemption) investment in noncontrolling interest, net	(3,440)	(101,125)	69,965	92,210	—	57,610	44,571
Third party subscriptions received (deployed) in AlphaCat Funds and Sidecars, net	516,333	114,500	(27,500)	(144,452)	187,452	458,881	(225,284)
Net cash provided by (used in) financing activities	$528,448	$(37,787)	$507,152	$24,354	$151,242	$1,022,167	$301,089
Effect of foreign currency rate changes on cash and cash equivalents and restricted cash	(6,208)	7,844	4,810	5,798	(8,379)	12,244	(22,632)
Net increase (decrease) in cash and cash equivalents and restricted cash	94,620	59,589	278,960	225,552	(66,108)	658,721	(305,447)
Cash and cash equivalents and restricted cash - beginning of period	1,055,033	995,444	716,484	490,932	557,040	490,932	796,379
Cash and cash equivalents and restricted cash - end of period	$1,149,653	$1,055,033	$995,444	$716,484	$490,932	$1,149,653	$490,932

Supplemental information:
Taxes paid during the period	$1,511	$2,242	$552	$16	$120	$4,321	$6,034
Interest paid during the period	$8,045	$19,202	$8,113	$19,073	$8,566	$54,433	$54,638
Losses paid during the period	$485,913	$372,706	$236,023	$245,787	$277,422	$1,340,429	$1,114,402

Validus Holdings, Ltd.
Consolidated Statements of (Loss) Income and Comprehensive (Loss) Income

	Three Months Ended					Years Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Revenues
Gross premiums written	$443,323	$523,856	$792,902	$1,190,857	$339,454	$2,950,938	$2,648,705
Reinsurance premiums ceded	(96,445)	(116,860)	(56,222)	(200,106)	(40,635)	(469,633)	(289,705)
Net premiums written	346,878	406,996	736,680	990,751	298,819	2,481,305	2,359,000
Change in unearned premiums	304,599	316,212	(105,653)	(415,375)	241,580	99,783	(109,835)
Net premiums earned	651,477	723,208	631,027	575,376	540,399	2,581,088	2,249,165
Net investment income	48,960	44,458	44,241	40,214	38,153	177,873	150,385
Net realized gains (losses) on investments	5,607	906	2,274	(1,164)	9,220	7,623	15,757
Change in net unrealized (losses) gains on investments	(21,257)	(5,197)	16,321	13,348	(67,460)	3,215	16,871
Income (loss) from investment affiliates	6,345	1,011	9,466	5,188	2,166	22,010	(2,083)
Other insurance related income and other income (loss)	6,939	3,571	1,339	1,330	568	13,179	2,195
Foreign exchange (losses) gains	(283)	(1,404)	(7,329)	1,569	(901)	(7,447)	10,864
Total revenues	697,788	766,553	697,339	635,861	522,145	2,797,541	2,443,154
Expenses
Losses and loss expenses	479,842	1,254,602	296,149	269,585	275,126	2,300,178	1,065,097
Policy acquisition costs	127,067	115,590	117,268	111,628	120,889	471,553	449,482
General and administrative expenses	97,522	70,342	96,349	87,924	77,955	352,137	336,294
Share compensation expenses	10,031	9,443	11,146	9,491	10,442	40,111	42,907
Finance expenses	15,871	14,523	14,209	13,943	14,630	58,546	58,520
Transaction expenses	—	—	4,427	—	—	4,427	—
Total expenses	730,333	1,464,500	539,548	492,571	499,042	3,226,952	1,952,300
(Loss) income before taxes, (loss) from operating affiliate and (income) loss attributable to AlphaCat investors	(32,545)	(697,947)	157,791	143,290	23,103	(429,411)	490,854
Tax benefit	412	2,632	987	3,549	21,147	7,580	19,729
Loss from operating affiliate	—	—	—	—	—	—	(23)
(Income) loss attributable to AlphaCat investors	(37,868)	74,130	(11,830)	(7,503)	(7,080)	16,929	(23,358)
Net (loss) income	(70,001)	(621,185)	146,948	139,336	37,170	(404,902)	487,202
Net loss (income) attributable to noncontrolling interests	67,136	376,366	(43,650)	(42,572)	(27,200)	357,280	(123,363)
Net (loss) income (attributable) available to Validus	(2,865)	(244,819)	103,298	96,764	9,970	(47,622)	363,839
Dividends on preferred shares	(5,828)	(5,627)	(2,203)	(2,203)	(2,203)	(15,861)	(4,455)
Net (loss) income (attributable) available to Validus common shareholders	$(8,693)	$(250,446)	$101,095	$94,561	$7,767	$(63,483)	$359,384

Comprehensive (loss) income
Net (loss) income	$(70,001)	$(621,185)	$146,948	$139,336	$37,170	$(404,902)	$487,202
Other comprehensive (loss) income, net of tax:
Change in foreign currency translation adjustments	490	1,481	1,489	597	(3,755)	4,057	(10,440)
Change in minimum pension liability	1,617	—	1,184	68	221	2,869	(484)
Change in fair value of cash flow hedges	(6,319)	13	(144)	98	1,410	(6,352)	277
Other comprehensive (loss) income, net of tax	$(4,212)	$1,494	$2,529	$763	$(2,124)	$574	$(10,647)
Comprehensive loss (income) attributable to noncontrolling interests	67,136	376,366	(43,650)	(42,572)	(27,200)	357,280	(123,363)
Comprehensive (loss) income (attributable) available to Validus	$(7,077)	$(243,325)	$105,827	$97,527	$7,846	$(47,048)	$353,192
(Loss) earnings per share
Weighted average number of common shares and common share equivalents outstanding
Basic	78,966,938	78,994,335	79,270,561	79,133,671	79,261,409	79,091,376	81,041,974
Diluted	78,966,938	78,994,335	80,872,451	80,739,142	80,621,967	79,091,376	82,359,460
Basic (loss) earnings per share (attributable) available to Validus common shareholders	$(0.11)	$(3.17)	$1.28	$1.19	$0.10	$(0.80)	$4.43
(Loss) earnings per diluted share (attributable) available to Validus common shareholders	$(0.11)	$(3.17)	$1.25	$1.17	$0.10	$(0.80)	$4.36
Cash dividends declared per common share	$0.38	$0.38	$0.38	$0.38	$0.35	$1.52	$1.40

Validus Holdings, Ltd.
Consolidated Statements of Operations - Underwriting Income Format

	Three Months Ended					Years Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Underwriting revenues
Gross premiums written	$443,323	$523,856	$792,902	$1,190,857	$339,454	$2,950,938	$2,648,705
Reinsurance premiums ceded	(96,445)	(116,860)	(56,222)	(200,106)	(40,635)	(469,633)	(289,705)
Net premiums written	346,878	406,996	736,680	990,751	298,819	2,481,305	2,359,000
Change in unearned premiums	304,599	316,212	(105,653)	(415,375)	241,580	99,783	(109,835)
Net premiums earned	651,477	723,208	631,027	575,376	540,399	2,581,088	2,249,165
Other insurance related income	6,939	3,536	1,165	1,236	561	12,876	2,961
Total underwriting revenues	658,416	726,744	632,192	576,612	540,960	2,593,964	2,252,126
Underwriting deductions
Losses and loss expenses	479,842	1,254,602	296,149	269,585	275,126	2,300,178	1,065,097
Policy acquisition costs	127,067	115,590	117,268	111,628	120,889	471,553	449,482
General and administrative expenses	97,522	70,342	96,349	87,924	77,955	352,137	336,294
Share compensation expenses	10,031	9,443	11,146	9,491	10,442	40,111	42,907
Total underwriting deductions	714,462	1,449,977	520,912	478,628	484,412	3,163,979	1,893,780
Underwriting (loss) income (a)	$(56,046)	$(723,233)	$111,280	$97,984	$56,548	$(570,015)	$358,346
Net investment income	48,960	44,458	44,241	40,214	38,153	177,873	150,385
Finance expenses	(15,871)	(14,523)	(14,209)	(13,943)	(14,630)	(58,546)	(58,520)
Dividends on preferred shares	(5,828)	(5,627)	(2,203)	(2,203)	(2,203)	(15,861)	(4,455)
Tax (expense) benefit	(927)	2,164	2,735	4,129	15,284	8,101	21,416
(Loss) from operating affiliate	—	—	—	—	—	—	(23)
(Income) loss attributable to AlphaCat investors	(37,868)	74,130	(11,830)	(7,503)	(7,080)	16,929	(23,358)
Net operating loss (income) attributable to noncontrolling interests	71,733	368,172	(41,548)	(41,844)	(27,612)	356,513	(122,906)
Net operating income (loss) available (attributable) to Validus common shareholders (a)	$4,153	$(254,459)	$88,466	$76,834	$58,460	$(85,006)	$320,885
Net realized gains (losses) on investments	5,607	906	2,274	(1,164)	9,220	7,623	15,757
Change in net unrealized (losses) gains on investments	(21,257)	(5,197)	16,321	13,348	(67,460)	3,215	16,871
Income (loss) from investment affiliates	6,345	1,011	9,466	5,188	2,166	22,010	(2,083)
Foreign exchange (losses) gains	(283)	(1,404)	(7,329)	1,569	(901)	(7,447)	10,864
Other income (loss)	—	35	174	94	7	303	(766)
Transaction expenses	—	—	(4,427)	—	—	(4,427)	—
Net (income) loss attributable to noncontrolling interests	(4,597)	8,194	(2,102)	(728)	412	767	(457)
Tax benefit (expense)	1,339	468	(1,748)	(580)	5,863	(521)	(1,687)
Net (loss) income (attributable) available to Validus common shareholders	$(8,693)	$(250,446)	$101,095	$94,561	$7,767	$(63,483)	$359,384

Selected ratios:
Ratio of net to gross premiums written	78.2%	77.7%	92.9%	83.2%	88.0%	84.1%	89.1%

Losses and loss expense ratio	73.7%	173.5%	46.9%	46.9%	50.9%	89.1%	47.4%

Policy acquisition cost ratio	19.5%	16.0%	18.6%	19.4%	22.4%	18.3%	20.0%
General and administrative expense ratio	16.5%	11.0%	17.0%	16.9%	16.3%	15.2%	16.8%
Expense ratio	36.0%	27.0%	35.6%	36.3%	38.7%	33.5%	36.8%
Combined ratio	109.7%	200.5%	82.5%	83.2%	89.6%	122.6%	84.2%
Notes:

(a)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

Validus Holdings, Ltd.
Computation of (Loss) Earnings per Share

	Three Months Ended (a)
	December 31, 2017			December 31, 2016
	Net (Loss)	Net Operating Income	Comprehensive (Loss)	Net Income	Net Operating Income	Comprehensive Income
Basic (loss) earnings per share (b)
(Loss) Income (attributable) available to Validus common shareholders	$(8,693)	$4,153	$(12,905)	$7,767	$58,460	$5,643
Weighted average number of common shares outstanding	78,966,938	78,966,938	78,966,938	79,261,409	79,261,409	79,261,409
Basic (loss) earnings per share (attributable) available to Validus common shareholders	$(0.11)	$0.05	$(0.16)	$0.10	$0.74	$0.07

(Loss) earnings per diluted share (c)
(Loss) Income (attributable) available to Validus common shareholders	$(8,693)	$4,153	$(12,905)	$7,767	$58,460	$5,643
Weighted average number of common shares outstanding	78,966,938	78,966,938	78,966,938	79,261,409	79,261,409	79,261,409
Share equivalents:
Stock options	—	5,466	—	16,403	16,403	16,403
Unvested restricted shares	—	1,199,013	—	1,344,155	1,344,155	1,344,155
Weighted average number of diluted common shares outstanding	78,966,938	80,171,417	78,966,938	80,621,967	80,621,967	80,621,967
(Loss) earnings per diluted share (attributable) available to Validus common shareholders	$(0.11)	$0.05	$(0.16)	$0.10	$0.73	$0.07

	Years Ended (a)
	December 31, 2017			December 31, 2016
	Net (Loss)	Net Operating (Loss)	Comprehensive (Loss)	Net Income	Net Operating income	Comprehensive income
Basic (loss) earnings per share (b)
(Loss) income (attributable) available to Validus common shareholders	$(63,483)	$(85,006)	$(62,909)	$359,384	$320,885	$348,737
Weighted average number of common shares outstanding	79,091,376	79,091,376	79,091,376	81,041,974	81,041,974	81,041,974
Basic (loss) earnings per share (attributable) available to Validus common shareholders	$(0.80)	$(1.07)	$(0.80)	$4.43	$3.96	$4.30

(Loss) earnings per diluted share (c)
(Loss) income (attributable) available to Validus common shareholders	$(63,483)	$(85,006)	$(62,909)	$359,384	$320,885	$348,737
Weighted average number of common shares outstanding	79,091,376	79,091,376	79,091,376	81,041,974	81,041,974	81,041,974
Share equivalents:
Stock options	—	—	—	28,196	28,196	28,196
Unvested restricted shares	—	—	—	1,289,290	1,289,290	1,289,290
Weighted average number of diluted common shares outstanding	79,091,376	79,091,376	79,091,376	82,359,460	82,359,460	82,359,460
(Loss) earnings per diluted share (attributable) available to Validus common shareholders	$(0.80)	$(1.07)	$(0.80)	$4.36	$3.90	$4.23
Notes:

(a)
ASC 718 requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of treasury stock repurchases, which is applied against the unvested restricted shares balance.

(b)	(Loss) earnings per basic common share is based on weighted average common shares and excludes any dilutive effects of options and restricted stock.

(c)
(Loss) earnings per diluted common share assumes the exercise of all dilutive stock options and restricted stock grants. Due to the net (loss) incurred during the three months and year ended December 31, 2017, share equivalents were not included in the computation of (loss) per diluted common share due to their anti-dilutive effect.

Validus Holdings, Ltd.
Underwriting Income Statement - Reinsurance Segment

	Three Months Ended					Years Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Underwriting revenues
Gross premiums written	$51,960	$169,572	$330,534	$643,141	$41,813	$1,195,207	$1,184,912
Reinsurance premiums ceded	(40,716)	(43,849)	(10,278)	(114,446)	(7,773)	(209,289)	(121,331)
Net premiums written	11,244	125,723	320,256	528,695	34,040	985,918	1,063,581
Change in unearned premiums	239,320	156,754	(61,948)	(297,040)	200,129	37,086	(67,432)
Net premiums earned	250,564	282,477	258,308	231,655	234,169	1,023,004	996,149
Other insurance related income	15	49	1	2	9	67	25
Total underwriting revenues	250,579	282,526	258,309	231,657	234,178	1,023,071	996,174
Underwriting deductions
Losses and loss expenses	135,804	361,693	114,341	80,881	93,503	692,719	415,505
Policy acquisition costs	58,107	47,822	49,966	43,535	55,352	199,430	189,797
General and administrative expenses	23,604	14,400	22,204	19,969	21,248	80,177	85,000
Share compensation expenses	2,331	3,083	2,725	2,623	2,811	10,762	11,668
Total underwriting deductions	219,846	426,998	189,236	147,008	172,914	983,088	701,970
Underwriting income (loss)	$30,733	$(144,472)	$69,073	$84,649	$61,264	$39,983	$294,204

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$132,919	$123,095	$124,268	$106,932	$109,775	$487,214	$459,249
Current period—notable loss events	14,738	283,027	—	—	18,599	297,765	45,164
Current period—non-notable loss events	9,392	796	5,781	5,073	1	21,042	46,718
Change in prior accident years	(21,245)	(45,225)	(15,708)	(31,124)	(34,872)	(113,302)	(135,626)
Total losses and loss expenses	$135,804	$361,693	$114,341	$80,881	$93,503	$692,719	$415,505
Selected ratios:
Ratio of net to gross premiums written	21.6%	74.1%	96.9%	82.2%	81.4%	82.5%	89.8%
Losses and loss expense ratio:
Current period excluding items below	53.1%	43.5%	48.2%	46.1%	46.9%	47.6%	46.1%
Current period—notable loss events	5.9%	100.2%	—%	—%	7.9%	29.1%	4.5%
Current period—non-notable loss events	3.7%	0.3%	2.2%	2.2%	—%	2.1%	4.7%
Change in prior accident years	(8.5)%	(16.0)%	(6.1)%	(13.4)%	(14.9)%	(11.1)%	(13.6)%
Losses and loss expense ratio	54.2%	128.0%	44.3%	34.9%	39.9%	67.7%	41.7%
Policy acquisition cost ratio	23.2%	16.9%	19.3%	18.8%	23.6%	19.5%	19.1%
General and administrative expense ratio	10.4%	6.2%	9.7%	9.8%	10.3%	8.9%	9.7%
Expense ratio	33.6%	23.1%	29.0%	28.6%	33.9%	28.4%	28.8%
Combined ratio	87.8%	151.1%	73.3%	63.5%	73.8%	96.1%	70.5%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three Months Ended - Reinsurance Segment

	Three Months Ended December 31, 2017				Three Months Ended December 31, 2016
	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$18,126	$12,997	$20,837	$51,960	$8,479	$(8,763)	$42,097	$41,813
Reinsurance premiums ceded	(32,778)	(8,059)	121	(40,716)	706	(8,447)	(32)	(7,773)
Net premiums written	(14,652)	4,938	20,958	11,244	9,185	(17,210)	42,065	34,040
Change in unearned premiums	113,643	111,487	14,190	239,320	92,397	130,100	(22,368)	200,129
Net premiums earned	98,991	116,425	35,148	250,564	101,582	112,890	19,697	234,169
Other insurance related income				15				9
Total underwriting revenues				250,579				234,178
Underwriting deductions
Losses and loss expenses	60,644	54,494	20,666	135,804	38,381	46,098	9,024	93,503
Policy acquisition costs	17,976	27,508	12,623	58,107	17,611	30,840	6,901	55,352
Total underwriting deductions before G&A	78,620	82,002	33,289	193,911	55,992	76,938	15,925	148,855
Underwriting income before G&A	$20,371	$34,423	$1,859	$56,668	$45,590	$35,952	$3,772	$85,323
General and administrative expenses				23,604				21,248
Share compensation expenses				2,331				2,811
Total underwriting deductions				219,846				172,914
Underwriting income				$30,733				$61,264

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$38,881	$70,334	$23,704	$132,919	$26,918	$72,065	$10,792	$109,775
Current period—notable loss events	14,900	(162)	—	14,738	16,679	1,920	—	18,599
Current period—non-notable loss events	8,818	574	—	9,392	(1)	2	—	1
Change in prior accident years	(1,955)	(16,252)	(3,038)	(21,245)	(5,215)	(27,889)	(1,768)	(34,872)
Total losses and loss expenses	$60,644	$54,494	$20,666	$135,804	$38,381	$46,098	$9,024	$93,503
Selected ratios:
Ratio of net to gross premiums written	(80.8)%	38.0%	100.6%	21.6%	108.3%	196.4%	99.9%	81.4%
Losses and loss expense ratio:
Current period excluding items below	39.2%	60.4%	67.4%	53.1%	26.5%	63.8%	54.8%	46.9%
Current period—notable loss events	15.1%	(0.1)%	—%	5.9%	16.4%	1.7%	—%	7.9%
Current period—non-notable loss events	8.9%	0.5%	—%	3.7%	—%	—%	—%	—%
Change in prior accident years	(2.0)%	(14.0)%	(8.6)%	(8.5)%	(5.1)%	(24.7)%	(9.0)%	(14.9)%
Losses and loss expense ratio	61.2%	46.8%	58.8%	54.2%	37.8%	40.8%	45.8%	39.9%
Policy acquisition cost ratio	18.2%	23.6%	35.9%	23.2%	17.3%	27.3%	35.0%	23.6%
General and administrative expense ratio				10.4%				10.3%
Expense ratio				33.6%				33.9%
Combined ratio				87.8%				73.8%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Years Ended - Reinsurance Segment

	Year Ended December 31, 2017				Year Ended December 31, 2016
	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$548,977	$505,111	$141,119	$1,195,207	$497,263	$555,504	$132,145	$1,184,912
Reinsurance premiums ceded	(147,547)	(45,071)	(16,671)	(209,289)	(88,342)	(32,623)	(366)	(121,331)
Net premiums written	401,430	460,040	124,448	985,918	408,921	522,881	131,779	1,063,581
Change in unearned premiums	45,946	(7,020)	(1,840)	37,086	10,214	(265)	(77,381)	(67,432)
Net premiums earned	447,376	453,020	122,608	1,023,004	419,135	522,616	54,398	996,149
Other insurance related income				67				25
Total underwriting revenues				1,023,071				996,174
Underwriting deductions
Losses and loss expenses	364,112	256,941	71,666	692,719	102,334	281,216	31,955	415,505
Policy acquisition costs	73,777	86,714	38,939	199,430	75,417	94,685	19,695	189,797
Total underwriting deductions before G&A	437,889	343,655	110,605	892,149	177,751	375,901	51,650	605,302
Underwriting income before G&A	$9,487	$109,365	$12,003	$130,922	$241,384	$146,715	$2,748	$390,872
General and administrative expenses				80,177				85,000
Share compensation expenses				10,762				11,668
Total underwriting deductions				983,088				701,970
Underwriting income				$39,983				$294,204

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$125,560	$287,369	$74,285	$487,214	$97,783	$325,426	$36,040	$459,249
Current period—notable loss events	258,798	38,967	—	297,765	43,244	1,920	—	45,164
Current period—non-notable loss events	13,817	7,225	—	21,042	22,409	24,309	—	46,718
Change in prior accident years	(34,063)	(76,620)	(2,619)	(113,302)	(61,102)	(70,439)	(4,085)	(135,626)
Total losses and loss expenses	$364,112	$256,941	$71,666	$692,719	$102,334	$281,216	$31,955	$415,505
Selected ratios:
Ratio of net to gross premiums written	73.1%	91.1%	88.2%	82.5%	82.2%	94.1%	99.7%	89.8%
Losses and loss expense ratio:
Current period excluding items below	28.1%	63.4%	60.6%	47.6%	23.4%	62.2%	66.2%	46.1%
Current period—notable loss events	57.8%	8.6%	—%	29.1%	10.3%	0.4%	—%	4.5%
Current period—non-notable loss events	3.1%	1.6%	—%	2.1%	5.3%	4.7%	—%	4.7%
Change in prior accident years	(7.6)%	(16.9)%	(2.1)%	(11.1)%	(14.6)%	(13.5)%	(7.5)%	(13.6)%
Losses and loss expense ratio	81.4%	56.7%	58.5%	67.7%	24.4%	53.8%	58.7%	41.7%
Policy acquisition cost ratio	16.5%	19.1%	31.8%	19.5%	18.0%	18.1%	36.2%	19.1%
General and administrative expense ratio				8.9%				9.7%
Expense ratio				28.4%				28.8%
Combined ratio				96.1%				70.5%

Validus Holdings, Ltd.
Underwriting Income Statement - Insurance Segment

	Three Months Ended					Years Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Underwriting revenues
Gross premiums written	$377,014	$333,272	$360,057	$382,790	$297,905	$1,453,133	$1,194,137
Reinsurance premiums ceded	(56,378)	(76,362)	(49,315)	(79,000)	(32,862)	(261,055)	(162,669)
Net premiums written	320,636	256,910	310,742	303,790	265,043	1,192,078	1,031,468
Change in unearned premiums	12,393	82,185	(5,875)	(24,696)	(24,900)	64,007	(28,524)
Net premiums earned	333,029	339,095	304,867	279,094	240,143	1,256,085	1,002,944
Other insurance related income	3,957	1,354	728	996	284	7,035	1,367
Total underwriting revenues	336,986	340,449	305,595	280,090	240,427	1,263,120	1,004,311
Underwriting deductions
Losses and loss expenses	244,908	321,940	180,741	186,610	164,417	934,199	604,741
Policy acquisition costs	60,403	59,454	60,137	61,192	58,394	241,186	232,780
General and administrative expenses	64,945	43,369	53,596	45,276	33,069	207,186	165,529
Share compensation expenses	3,512	2,187	3,702	3,373	3,693	12,774	14,987
Total underwriting deductions	373,768	426,950	298,176	296,451	259,573	1,395,345	1,018,037
Underwriting (loss) income	$(36,782)	$(86,501)	$7,419	$(16,361)	$(19,146)	$(132,225)	$(13,726)

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$245,952	$255,425	$202,684	$198,610	$157,284	$902,671	$644,512
Current period—notable loss events	20,917	82,111	—	—	17,730	103,028	20,752
Current period—non-notable loss events	(2,276)	10,992	1,787	14,689	189	25,192	17,306
Change in prior accident years	(19,685)	(26,588)	(23,730)	(26,689)	(10,786)	(96,692)	(77,829)
Total losses and loss expenses	$244,908	$321,940	$180,741	$186,610	$164,417	$934,199	$604,741
Selected ratios:
Ratio of net to gross premiums written	85.0%	77.1%	86.3%	79.4%	89.0%	82.0%	86.4%
Losses and loss expense ratio:
Current period excluding items below	73.8%	75.3%	66.5%	71.2%	65.5%	71.9%	64.3%
Current period—notable loss events	6.3%	24.2%	—%	—%	7.4%	8.2%	2.1%
Current period—non-notable loss events	(0.7)%	3.2%	0.6%	5.3%	0.1%	2.0%	1.7%
Change in prior accident years	(5.9)%	(7.8)%	(7.8)%	(9.6)%	(4.5)%	(7.7)%	(7.8)%
Losses and loss expense ratio	73.5%	94.9%	59.3%	66.9%	68.5%	74.4%	60.3%
Policy acquisition cost ratio	18.1%	17.5%	19.7%	21.9%	24.3%	19.2%	23.2%
General and administrative expense ratio	20.6%	13.4%	18.8%	17.4%	15.3%	17.5%	18.0%
Expense ratio	38.7%	30.9%	38.5%	39.3%	39.6%	36.7%	41.2%
Combined ratio	112.2%	125.8%	97.8%	106.2%	108.1%	111.1%	101.5%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three Months Ended - Insurance Segment

	Three Months Ended December 31, 2017				Three Months Ended December 31, 2016
	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$105,005	$155,233	$116,776	$377,014	$96,225	$86,568	$115,112	$297,905
Reinsurance premiums ceded	(30,954)	(14,924)	(10,500)	(56,378)	(18,065)	(6,350)	(8,447)	(32,862)
Net premiums written	74,051	140,309	106,276	320,636	78,160	80,218	106,665	265,043
Change in unearned premiums	(8,986)	23,026	(1,647)	12,393	(7,184)	(2,585)	(15,131)	(24,900)
Net premiums earned	65,065	163,335	104,629	333,029	70,976	77,633	91,534	240,143
Other insurance related income				3,957				284
Total underwriting revenues				336,986				240,427
Underwriting deductions
Losses and loss expenses	80,935	98,083	65,890	244,908	63,502	42,274	58,641	164,417
Policy acquisition costs	16,008	22,010	22,385	60,403	13,836	23,401	21,157	58,394
Total underwriting deductions before G&A	96,943	120,093	88,275	305,311	77,338	65,675	79,798	222,811
Underwriting (loss) income before G&A	$(31,878)	$43,242	$16,354	$31,675	$(6,362)	$11,958	$11,736	$17,616
General and administrative expenses				64,945				33,069
Share compensation expenses				3,512				3,693
Total underwriting deductions				373,768				259,573
Underwriting (loss)				$(36,782)				$(19,146)

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$66,150	$102,135	$77,667	$245,952	$57,262	$39,791	$60,231	$157,284
Current period—notable loss events	21,189	62	(334)	20,917	14,208	3,358	164	17,730
Current period—non-notable loss events	(1,526)	(750)	—	(2,276)	193	(4)	—	189
Change in prior accident years	(4,878)	(3,364)	(11,443)	(19,685)	(8,161)	(871)	(1,754)	(10,786)
Total losses and loss expenses	$80,935	$98,083	$65,890	$244,908	$63,502	$42,274	$58,641	$164,417
Selected ratios:
Ratio of net to gross premiums written	70.5%	90.4%	91.0%	85.0%	81.2%	92.7%	92.7%	89.0%
Losses and loss expense ratio:
Current period excluding items below	101.6%	62.6%	74.2%	73.8%	80.7%	51.3%	65.8%	65.5%
Current period—notable loss events	32.6%	—%	(0.3)%	6.3%	20.0%	4.3%	0.2%	7.4%
Current period—non-notable loss events	(2.3)%	(0.5)%	—%	(0.7)%	0.3%	—%	—%	0.1%
Change in prior accident years	(7.5)%	(2.1)%	(10.9)%	(5.9)%	(11.5)%	(1.1)%	(1.9)%	(4.5)%
Losses and loss expense ratio	124.4%	60.0%	63.0%	73.5%	89.5%	54.5%	64.1%	68.5%
Policy acquisition cost ratio	24.6%	13.5%	21.4%	18.1%	19.5%	30.1%	23.1%	24.3%
General and administrative expense ratio				20.6%				15.3%
Expense ratio				38.7%				39.6%
Combined ratio				112.2%				108.1%

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Years Ended - Insurance Segment

	Year Ended December 31, 2017				Year Ended December 31, 2016
	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Underwriting revenues
Gross premiums written	$397,292	$580,952	$474,889	$1,453,133	$371,221	$397,602	$425,314	$1,194,137
Reinsurance premiums ceded	(130,554)	(90,489)	(40,012)	(261,055)	(78,676)	(45,693)	(38,300)	(162,669)
Net premiums written	266,738	490,463	434,877	1,192,078	292,545	351,909	387,014	1,031,468
Change in unearned premiums	(6,066)	96,319	(26,246)	64,007	(21,854)	17,191	(23,861)	(28,524)
Net premiums earned	260,672	586,782	408,631	1,256,085	270,691	369,100	363,153	1,002,944
Other insurance related income				7,035				1,367
Total underwriting revenues				1,263,120				1,004,311
Underwriting deductions
Losses and loss expenses	315,443	368,990	249,766	934,199	183,663	199,848	221,230	604,741
Policy acquisition costs	61,034	94,997	85,155	241,186	50,019	105,189	77,572	232,780
Total underwriting deductions before G&A	376,477	463,987	334,921	1,175,385	233,682	305,037	298,802	837,521
Underwriting (loss) income before G&A	$(115,805)	$122,795	$73,710	$87,735	$37,009	$64,063	$64,351	$166,790
General and administrative expenses				207,186				165,529
Share compensation expenses				12,774				14,987
Total underwriting deductions				1,395,345				1,018,037
Underwriting (loss)				$(132,225)				$(13,726)

Supplemental information:
Losses and loss expenses:
Current period excluding items below	$239,511	$374,345	$288,815	$902,671	$198,128	$179,544	$266,840	$644,512
Current period—notable loss events	77,192	24,116	1,720	103,028	17,230	3,358	164	20,752
Current period—non-notable loss events	24,942	250	—	25,192	6,160	11,145	1	17,306
Change in prior accident years	(26,202)	(29,721)	(40,769)	(96,692)	(37,855)	5,801	(45,775)	(77,829)
Total losses and loss expenses	$315,443	$368,990	$249,766	$934,199	$183,663	$199,848	$221,230	$604,741
Selected ratios:
Ratio of net to gross premiums written	67.1%	84.4%	91.6%	82.0%	78.8%	88.5%	91.0%	86.4%
Losses and loss expense ratio:
Current period excluding items below	91.9%	63.8%	70.7%	71.9%	73.1%	48.6%	73.5%	64.3%
Current period—notable loss events	29.6%	4.1%	0.4%	8.2%	6.4%	0.9%	—%	2.1%
Current period—non-notable loss events	9.6%	—%	—%	2.0%	2.3%	3.0%	—%	1.7%
Change in prior accident years	(10.1)%	(5.1)%	(10.0)%	(7.7)%	(14.0)%	1.6%	(12.6)%	(7.8)%
Losses and loss expense ratio	121.0%	62.8%	61.1%	74.4%	67.8%	54.1%	60.9%	60.3%
Policy acquisition cost ratio	23.4%	16.2%	20.8%	19.2%	18.5%	28.5%	21.4%	23.2%
General and administrative expense ratio				17.5%				18.0%
Expense ratio				36.7%				41.2%
Combined ratio				111.1%				101.5%

Validus Holdings, Ltd.
Asset Management Segment Information

	Three Months Ended					Years Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Fee revenues
Third party	$5,061	$5,095	$5,549	$4,644	$3,928	$20,349	$18,771
Related party	418	457	644	631	737	2,150	3,329
Total fee revenues	5,479	5,552	6,193	5,275	4,665	22,499	22,100
Expenses
General and administrative expenses	2,582	2,929	3,549	3,844	2,676	12,904	10,233
Share compensation expenses	41	183	83	82	82	389	249
Finance expenses	30	32	44	31	33	137	947
Tax (benefit) expense	(61)	(65)	135	(1)	90	8	90
Foreign exchange losses (gains)	—	7	1	(1)	2	7	19
Total expenses	2,592	3,086	3,812	3,955	2,883	13,445	11,538
Income before investment (loss) income from AlphaCat Funds and Sidecars	2,887	2,466	2,381	1,320	1,782	9,054	10,562
Investment (loss) income from AlphaCat Funds and Sidecars (a)
AlphaCat Sidecars	11	201	(21)	(112)	14	79	607
AlphaCat ILS Funds - Lower Risk (b)	961	(7,553)	1,301	2,189	1,998	(3,102)	8,901
AlphaCat ILS Funds - Higher Risk (b)	(5,813)	(21,816)	2,600	2,367	1,864	(22,662)	7,471
BetaCat ILS Funds	827	(922)	263	368	644	536	3,623
PaCRe	—	—	—	—	—	—	(23)
Validus' share of investment (loss) income from AlphaCat Funds and Sidecars	(4,014)	(30,090)	4,143	4,812	4,520	(25,149)	20,579
Asset Management segment (loss) income	$(1,127)	$(27,624)	$6,524	$6,132	$6,302	$(16,095)	$31,141

Gross premiums written
AlphaCat Sidecars	$(247)	$—	$—	$66	$(163)	$(181)	$(341)
AlphaCat ILS Funds - Lower Risk (b)	10,776	10,979	53,632	52,908	(19)	128,295	112,222
AlphaCat ILS Funds - Higher Risk (b)	4,493	16,275	43,672	93,536	(105)	157,976	140,022
AlphaCat Direct (c)	(24)	(41)	8,378	18,416	23	26,729	18,499
Total	$14,998	$27,213	$105,682	$164,926	$(264)	$312,819	$270,402
Notes:

(a)	The investment income (loss) from AlphaCat funds and sidecars is based on equity accounting.

(b)
Lower risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of less than 7%, whereas higher risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of greater than 7%. Expected loss represents the average annual loss over the set of simulation scenarios divided by the total limit.

(c)	AlphaCat Direct includes direct investments from a third party investor in AlphaCat Reinsurance Ltd.

Validus Holdings, Ltd.
Assets Under Management

	As at
	January 1, 2018	October 1, 2017	July 1, 2017	April 1, 2017	January 1, 2017
Assets Under Management - Related Party (a)
AlphaCat Sidecars	$5,631	$5,608	$5,686	$5,656	$7,729
AlphaCat ILS Funds - Lower Risk (b)	75,898	75,492	79,808	125,098	124,297
AlphaCat ILS Funds - Higher Risk (b)	68,290	62,566	84,663	86,679	83,881
AlphaCat Direct (c)	—	—	—	—	—
BetaCat ILS Funds	24,914	24,084	25,000	27,062	26,808
Total	$174,733	$167,750	$195,157	$244,495	$242,715

Assets Under Management - Third Party (a)
AlphaCat Sidecars	$20,565	$20,459	$20,590	$20,422	$28,829
AlphaCat ILS Funds - Lower Risk (b)	1,663,606	1,317,417	1,309,377	1,302,337	1,257,287
AlphaCat ILS Funds - Higher Risk (b)	1,029,224	687,674	896,639	790,734	738,813
AlphaCat Direct (c)	443,730	546,226	534,555	457,744	444,668
BetaCat ILS Funds	67,046	120,391	118,493	87,375	29,000
Total	$3,224,171	$2,692,167	$2,879,654	$2,658,612	$2,498,597
Total Assets Under Management (a)	$3,398,904	$2,859,917	$3,074,811	$2,903,107	$2,741,312
Notes:

(a)	The Company’s assets under management are based on NAV and are represented by investments made by related parties and third parties in the feeder funds and on a direct basis.

(b)
Lower risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of less than 7%, whereas higher risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of greater than 7%. Expected loss represents the average annual loss over the set of simulation scenarios divided by the total limit.

(c)	AlphaCat Direct includes direct investments from a third party investor in AlphaCat Reinsurance Ltd.

Validus Holdings, Ltd.
Corporate and Investments

	Three Months Ended					Years Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Managed investments
Managed net investment income (a)	$41,609	$37,091	$38,063	$36,192	$35,875	$152,955	$141,718
Net realized gains (losses) on managed investments (a)	7,157	903	2,269	(2,892)	9,166	7,437	14,680
Change in net unrealized (losses) gains on managed investments (a)	(24,861)	941	15,942	14,349	(67,676)	6,371	14,106
Income (loss) from investment affiliates	6,345	1,011	9,466	5,188	2,166	22,010	(2,083)
Total managed investment return	$30,250	$39,946	$65,740	$52,837	$(20,469)	$188,773	$168,421

Corporate expenses
General and administrative expenses	$5,582	$8,836	$16,219	$17,961	$19,973	$48,598	$72,249
Share compensation expenses	4,147	3,990	4,636	3,413	3,856	16,186	16,003
Finance expenses (a)	15,732	14,449	14,149	13,864	14,546	58,194	57,183
Dividends on preferred shares	5,828	5,627	2,203	2,203	2,203	15,861	4,455
Tax (benefit) (a)	(351)	(2,567)	(1,122)	(3,548)	(21,237)	(7,588)	(19,819)
Total Corporate expenses	$30,938	$30,335	$36,085	$33,893	$19,341	$131,251	$130,071

Other items
Foreign exchange (losses) gains (a)	(829)	(1,495)	(7,323)	1,103	(850)	(8,544)	10,778
Other income (loss)	—	35	174	94	7	303	(766)
Transaction expenses	—	—	(4,427)	—	—	(4,427)	—
Total other items	$(829)	$(1,460)	$(11,576)	$1,197	$(843)	$(12,668)	$10,012
Total Corporate and Investments	$(1,517)	$8,151	$18,079	$20,141	$(40,653)	$44,854	$48,362
Notes:

(a)	These items exclude the components which are included in the Asset Management segment income (loss) and amounts which are consolidated from variable interest entities.

Validus Holdings, Ltd.
Segment Reconciliation - Three Months Ended

	Three Months Ended December 31, 2017
	Reinsurance Segment	Insurance Segment	Asset Management Segment and Consolidated VIEs	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$51,960	$377,014	$14,998	$—	$(649)	$443,323
Reinsurance premiums ceded	(40,716)	(56,378)	—	—	649	(96,445)
Net premiums written	11,244	320,636	14,998	—	—	346,878
Change in unearned premiums	239,320	12,393	52,886	—	—	304,599
Net premiums earned	250,564	333,029	67,884	—	—	651,477
Other insurance related income	15	3,957	6,778	—	(3,811)	6,939
Total underwriting revenues	250,579	336,986	74,662	—	(3,811)	658,416
Underwriting deductions
Losses and loss expenses	135,804	244,908	99,130	—	—	479,842
Policy acquisition costs	58,107	60,403	8,557	—	—	127,067
General and administrative expenses	23,604	64,945	7,202	5,582	(3,811)	97,522
Share compensation expenses	2,331	3,512	41	4,147	—	10,031
Total underwriting deductions	219,846	373,768	114,930	9,729	(3,811)	714,462
Underwriting income (loss)	$30,733	$(36,782)	$(40,268)	$(9,729)	$—	$(56,046)
Net investment return (a)	—	—	9,405	30,250	—	39,655
Other items (b)	—	—	468	(22,038)	—	(21,570)
(Income) attributable to AlphaCat investors	—	—	(37,868)	—	—	(37,868)
Net loss attributable to noncontrolling interests	—	—	67,136	—	—	67,136
Net income (loss) available (attributable) to Validus common shareholders	$30,733	$(36,782)	$(1,127)	$(1,517)	$—	$(8,693)

	Three Months Ended December 31, 2016
	Reinsurance Segment	Insurance Segment	Asset Management Segment and Consolidated VIEs	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$41,813	$297,905	$(264)	$—	$—	$339,454
Reinsurance premiums ceded	(7,773)	(32,862)	—	—	—	(40,635)
Net premiums written	34,040	265,043	(264)	—	—	298,819
Change in unearned premiums	200,129	(24,900)	66,351	—	—	241,580
Net premiums earned	234,169	240,143	66,087	—	—	540,399
Other insurance related income	9	284	4,664	—	(4,396)	561
Total underwriting revenues	234,178	240,427	70,751	—	(4,396)	540,960
Underwriting deductions
Losses and loss expenses	93,503	164,417	17,206	—	—	275,126
Policy acquisition costs	55,352	58,394	7,143	—	—	120,889
General and administrative expenses	21,248	33,069	8,061	19,973	(4,396)	77,955
Share compensation expenses	2,811	3,693	82	3,856	—	10,442
Total underwriting deductions	172,914	259,573	32,492	23,829	(4,396)	484,412
Underwriting income (loss)	$61,264	$(19,146)	$38,259	$(23,829)	$—	$56,548
Net investment return (a)	—	—	2,548	(20,469)	—	(17,921)
Other items (b)	—	—	(225)	3,645	—	3,420
(Income) attributable to AlphaCat investors	—	—	(7,080)	—	—	(7,080)
Net (income) attributable to noncontrolling interests	—	—	(27,200)	—	—	(27,200)
Net income (loss) available (attributable) to Validus common shareholders	$61,264	$(19,146)	$6,302	$(40,653)	$—	$7,767
Notes:

(a)	Net investment return includes net investment income, net realized and change in net unrealized gains (losses) on investments and income (loss) from investment affiliates.

(b)
Other items includes finance expenses, transaction expenses, dividends on preferred shares, tax benefit (expense), foreign exchange gains (losses), income (loss) from operating affiliate and other income (loss).

Validus Holdings, Ltd.
Segment Reconciliation - Years Ended

	Year Ended December 31, 2017
	Reinsurance Segment	Insurance Segment	Asset Management Segment and Consolidated VIEs	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$1,195,207	$1,453,133	$312,819	$—	$(10,221)	$2,950,938
Reinsurance premiums ceded	(209,289)	(261,055)	(9,510)	—	10,221	(469,633)
Net premiums written	985,918	1,192,078	303,309	—	—	2,481,305
Change in unearned premiums	37,086	64,007	(1,310)	—	—	99,783
Net premiums earned	1,023,004	1,256,085	301,999	—	—	2,581,088
Other insurance related income	67	7,035	23,896	—	(18,122)	12,876
Total underwriting revenues	1,023,071	1,263,120	325,895	—	(18,122)	2,593,964
Underwriting deductions
Losses and loss expenses	692,719	934,199	673,260	—	—	2,300,178
Policy acquisition costs	199,430	241,186	30,937	—	—	471,553
General and administrative expenses	80,177	207,186	34,298	48,598	(18,122)	352,137
Share compensation expenses	10,762	12,774	389	16,186	—	40,111
Total underwriting deductions	983,088	1,395,345	738,884	64,784	(18,122)	3,163,979
Underwriting income (loss)	$39,983	$(132,225)	$(412,989)	$(64,784)	$—	$(570,015)
Net investment return (a)	—	—	21,948	188,773	—	210,721
Other items (b)	—	—	737	(79,135)	—	(78,398)
Loss attributable to AlphaCat investors	—	—	16,929	—	—	16,929
Net loss attributable to noncontrolling interests	—	—	357,280	—	—	357,280
Net income (loss) available (attributable) to Validus common shareholders	$39,983	$(132,225)	$(16,095)	$44,854	$—	$(63,483)

	Year Ended December 31, 2016
	Reinsurance Segment	Insurance Segment	Asset Management Segment and Consolidated VIEs	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$1,184,912	$1,194,137	$270,402	$—	$(746)	$2,648,705
Reinsurance premiums ceded	(121,331)	(162,669)	(6,451)	—	746	(289,705)
Net premiums written	1,063,581	1,031,468	263,951	—	—	2,359,000
Change in unearned premiums	(67,432)	(28,524)	(13,879)	—	—	(109,835)
Net premiums earned	996,149	1,002,944	250,072	—	—	2,249,165
Other insurance related income	25	1,367	22,386	—	(20,817)	2,961
Total underwriting revenues	996,174	1,004,311	272,458	—	(20,817)	2,252,126
Underwriting deductions
Losses and loss expenses	415,505	604,741	44,851	—	—	1,065,097
Policy acquisition costs	189,797	232,780	26,905	—	—	449,482
General and administrative expenses	85,000	165,529	34,333	72,249	(20,817)	336,294
Share compensation expenses	11,668	14,987	249	16,003	—	42,907
Total underwriting deductions	701,970	1,018,037	106,338	88,252	(20,817)	1,893,780
Underwriting income (loss)	$294,204	$(13,726)	$166,120	$(88,252)	$—	$358,346
Net investment return (a)	—	—	13,106	168,421	(597)	180,930
Other items (b)	—	—	(1,364)	(31,807)	—	(33,171)
(Income) attributable to AlphaCat investors	—	—	(23,358)	—	—	(23,358)
Net (income) attributable to noncontrolling interests	—	—	(123,363)	—	—	(123,363)
Net income (loss) available (attributable) to Validus common shareholders	$294,204	$(13,726)	$31,141	$48,362	$(597)	$359,384
Notes:

(a)	Net investment return includes net investment income, net realized and change in net unrealized gains (losses) on investments and income (loss) from investment affiliates.

(b)
Other items includes finance expenses, transaction expenses, dividends on preferred shares, tax benefit (expense), foreign exchange gains (losses), income (loss) from operating affiliate and other income (loss).

Validus Holdings, Ltd.
Non-GAAP Financial Measure Reconciliation
Net Operating Income (Loss) available (attributable) to Validus Common Shareholders, Net Operating Income (Loss) per diluted share available (attributable) to Validus Common Shareholders and Annualized Net Operating Return on Average Equity)

	Three Months Ended		Years Ended
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Net (loss) income (attributable) available to Validus common shareholders	$(8,693)	$7,767	$(63,483)	$359,384
Non-GAAP Adjustments:
Net realized (gains) on investments	(5,607)	(9,220)	(7,623)	(15,757)
Change in net unrealized losses (gains) on investments	21,257	67,460	(3,215)	(16,871)
(Income) loss from investment affiliates	(6,345)	(2,166)	(22,010)	2,083
Foreign exchange losses (gains)	283	901	7,447	(10,864)
Other (income) loss	—	(7)	(303)	766
Transaction expenses	—	—	4,427	—
Net income (loss) attributable to noncontrolling interests	4,597	(412)	(767)	457
Tax (benefit) expense (a)	(1,339)	(5,863)	521	1,687
Net operating income (loss) available (attributable) to Validus common shareholders (b)	$4,153	$58,460	$(85,006)	$320,885

Weighted average number of diluted common shares outstanding	78,966,938	80,621,967	79,091,376	82,359,460

(Loss) earnings per diluted share (attributable) available to Validus common shareholders	$(0.11)	$0.10	$(0.80)	$4.36
Non-GAAP Adjustments:
Net realized (gains) on investments	(0.07)	(0.11)	(0.10)	(0.19)
Change in net unrealized losses (gains) on investments	0.27	0.84	(0.04)	(0.20)
(Income) loss from investment affiliates	(0.08)	(0.03)	(0.28)	0.03
Foreign exchange losses (gains)	—	0.01	0.09	(0.14)
Other (income) loss	—	—	—	0.01
Transaction expenses	—	—	0.06	—
Net income (loss) attributable to noncontrolling interests	0.06	(0.01)	(0.01)	0.01
Tax (benefit) expense (a)	(0.02)	(0.07)	0.01	0.02
Net operating income (loss) per diluted share available (attributable) to Validus common shareholders (b)	$0.05	$0.73	$(1.07)	$3.90

Average shareholders' equity available to Validus common shareholders (c)	$3,515,680	$3,702,956	$3,658,591	$3,697,114

Annualized return on average equity	(1.0%)	0.8%	(1.7%)	9.7%
Annualized net operating return on average equity (b)	0.5%	6.3%	(2.3%)	8.7%
Notes:

(a)
Represents the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates to. The tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of other relevant factors including the ability to utilize tax losses carried forward.

(b)	Non-GAAP financial measure. Refer to the Explanatory Notes on page 3 for further information.

(c)
Average shareholders’ equity for the three months ended is the average of the beginning and ending quarter end shareholders’ equity balances, excluding the liquidation value of the preferred shares. Average shareholders’ equity for the year ended is the average of the beginning, ending and intervening quarter end shareholders’ equity balances, excluding the liquidation value of the preferred shares.

Validus Holdings, Ltd.
Gross Premiums Written by Segment by Class of Business

		Three Months Ended					Years Ended
		December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Reinsurance Segment
Property	Cat XOL (a)	$5,089	$108,717	$162,701	$155,977	$1,918	$432,484	$374,242
	Per Risk XOL	1,330	11,907	4,358	8,385	119	25,980	25,360
	Proportional (b)	11,707	6,857	19,644	52,305	6,442	90,513	97,661
	Total Property	18,126	127,481	186,703	216,667	8,479	548,977	497,263
Specialty - Short-tail	Aerospace and Aviation	886	4,751	25,308	21,334	1,787	52,279	62,071
	Agriculture	5,168	449	22,061	152,447	(9,681)	180,125	243,180
	Composite	4,209	7,170	17,349	34,090	2,281	62,818	59,244
	Marine	1,224	2,559	16,324	103,162	(2,328)	123,269	117,614
	Other Specialty - Short-tail (c)	365	1,410	3,507	10,837	29	16,119	8,359
	Technical Lines	110	3,207	4,959	4,182	629	12,458	12,534
	Terrorism	529	1,010	(154)	5,039	(2,240)	6,424	6,159
	Trade Credit	(89)	(8)	50	44,154	28	44,107	38,279
	Workers' Compensation	595	3,084	2,200	1,633	732	7,512	8,064
	Total Specialty - Short Tail	12,997	23,632	91,604	376,878	(8,763)	505,111	555,504
Specialty - Other	Casualty	12,023	8,890	39,126	24,510	31,991	84,549	86,107
	Financial	8,814	9,569	13,101	25,086	10,106	56,570	46,038
	Total Specialty - Other	20,837	18,459	52,227	49,596	42,097	141,119	132,145
	Total Reinsurance Segment	$51,960	$169,572	$330,534	$643,141	$41,813	$1,195,207	$1,184,912
Insurance Segment
Property	Direct	$78,639	$76,868	$86,113	$67,878	$71,353	$309,498	$277,024
	Downstream Energy and Power	26,366	17,994	29,765	13,669	24,872	87,794	94,197
	Total Property	105,005	94,862	115,878	81,547	96,225	397,292	371,221
Specialty - Short-tail	Accident and Health	4,560	4,411	5,176	5,910	4,929	20,057	29,326
	Agriculture	65,737	51,800	23,939	84,299	—	225,775	—
	Aviation	9,119	5,587	4,417	5,159	13,235	24,282	27,290
	Contingency	11,754	3,615	6,988	3,964	14,160	26,321	35,412
	Marine	34,761	29,735	59,409	47,364	28,445	171,269	192,526
	Political Lines (d)	29,302	23,167	28,254	32,525	25,799	113,248	113,048
	Total Specialty - Short Tail	155,233	118,315	128,183	179,221	86,568	580,952	397,602
Specialty - Other	Financial	22,281	19,530	13,980	13,738	16,332	69,529	53,484
	Liability (e)	60,874	65,906	67,393	58,637	56,967	252,810	225,776
	Marine and Energy Liability	10,428	8,034	12,900	24,172	10,961	55,534	53,515
	Political Risk	21,394	20,231	18,545	22,136	27,689	82,306	78,598
	Products and Airports	1,799	6,394	3,178	3,339	3,163	14,710	13,941
	Total Specialty - Other	116,776	120,095	115,996	122,022	115,112	474,889	425,314
	Total Insurance Segment	$377,014	$333,272	$360,057	$382,790	$297,905	$1,453,133	$1,194,137
Asset Management Segment
Property	Cat XOL	$13,278	$22,013	$99,318	$159,765	$(264)	$294,374	$260,786
	Total Property	13,278	22,013	99,318	159,765	(264)	294,374	260,786
Specialty - Short-tail	Agriculture	(1,391)	1,936	4,020	(35)	4	4,530	2,879
	Composite	3,111	2,872	2,362	4,788	—	13,133	5,518
	Workers' Compensation	—	392	(18)	408	(4)	782	1,219
	Total Specialty - Short Tail	1,720	5,200	6,364	5,161	—	18,445	9,616
	Total Asset Management Segment	$14,998	$27,213	$105,682	$164,926	$(264)	$312,819	$270,402
Intersegment Revenue	Property	(649)	(6,248)	(725)	—	—	(7,622)	(746)
	Specialty - Short-tail	—	47	(2,646)	—	—	(2,599)	—
	Specialty - Other	—	—	—	—	—	—	—
	Total Intersegment Revenue	$(649)	$(6,201)	$(3,371)	$—	$—	$(10,221)	$(746)
Total Gross Premiums Written		$443,323	$523,856	$792,902	$1,190,857	$339,454	$2,950,938	$2,648,705
Notes:

(a)	Property Cat XOL is comprised of Catastrophe XOL, Aggregate XOL, Reinstatement Premium Protection, Per Event XOL, Second Event and Third Event covers.

(b)	Proportional is comprised of Quota Share and Surplus Share covers.

(c)	Other Specialty - Short-tail classes include Contingency, Crisis Management and Life and Accident & Health.

(d)	Political Lines includes War and Political Violence.

(e)	Liability includes General Liability, Professional Liability, Products Liability and Miscellaneous Malpractice.

Validus Holdings, Ltd.
Consolidated Analysis of Reserves for Losses and Loss Expenses

	December 31, 2017			December 31, 2016
	Reserve for losses and loss expenses	Loss reserves recoverable	Net	Reserve for losses and loss expenses	Loss reserves recoverable	Net
Property	$2,291,743	$739,153	$1,552,590	$830,672	$107,573	$723,099
Specialty - Short-tail	1,445,512	356,618	1,088,894	1,185,654	186,817	998,837
Specialty - Other	1,094,135	138,226	955,909	978,869	136,031	842,838
Total	$4,831,390	$1,233,997	$3,597,393	$2,995,195	$430,421	$2,564,774

	December 31, 2017			December 31, 2016
	Case Reserves	IBNR Reserves	Reserve for losses and loss expenses	Case Reserves	IBNR Reserves	Reserve for losses and loss expenses
Property	$893,180	$1,398,563	$2,291,743	$390,141	$440,531	$830,672
Specialty - Short-tail	515,450	930,062	1,445,512	509,317	676,337	1,185,654
Specialty - Other	345,214	748,921	1,094,135	338,314	640,555	978,869
Total	$1,753,844	$3,077,546	$4,831,390	$1,237,772	$1,757,423	$2,995,195
% of Total	36.3%	63.7%	100.0%	41.3%	58.7%	100.0%

Validus Holdings, Ltd.
Consolidated Losses and Loss Ratios by Segment

	At or for the Three Months Ended
	December 31, 2017				December 31, 2016
	Reinsurance Segment	Insurance Segment	Asset Management Segment	Total	Reinsurance Segment	Insurance Segment	Asset Management Segment	Total
Gross reserves, beginning of period	$1,939,766	$2,319,656	$676,215	$4,935,637	$1,232,108	$1,766,735	$37,144	$3,035,987
Loss reserves recoverable	(611,116)	(663,900)	(60,000)	(1,335,016)	(122,982)	(321,627)	—	(444,609)
Net reserves, beginning of period	1,328,650	1,655,756	616,215	3,600,621	1,109,126	1,445,108	37,144	2,591,378
Incurred losses - current year	157,049	264,593	101,148	522,790	128,375	175,203	18,335	321,913
Change in prior accident years	(21,245)	(19,685)	(2,018)	(42,948)	(34,872)	(10,786)	(1,129)	(46,787)
Total net incurred losses and loss expenses	135,804	244,908	99,130	479,842	93,503	164,417	17,206	275,126
Foreign exchange loss (gain)	2,211	701	(69)	2,843	(15,303)	(8,755)	(250)	(24,308)
Paid losses - current year	(150,868)	(163,686)	(44,255)	(358,809)	(61,816)	(81,579)	(5,477)	(148,872)
Paid losses - prior years	(47,274)	(78,108)	(1,722)	(127,104)	(40,541)	(87,920)	(89)	(128,550)
Total net paid losses	(198,142)	(241,794)	(45,977)	(485,913)	(102,357)	(169,499)	(5,566)	(277,422)
Net reserves, end of period	1,268,523	1,659,571	669,299	3,597,393	1,084,969	1,431,271	48,534	2,564,774
Loss reserves recoverable	548,131	640,866	45,000	1,233,997	108,528	321,893	—	430,421
Gross reserves, end of period	$1,816,654	$2,300,437	$714,299	$4,831,390	$1,193,497	$1,753,164	$48,534	$2,995,195

Net premiums earned	$250,564	$333,029	$67,884	$651,477	$234,169	$240,143	$66,087	$540,399

Current year loss ratio	62.7%	79.4%	149.0%	80.3%	54.8%	73.0%	27.7%	59.6%
Change in prior accident years loss ratio	(8.5)%	(5.9)%	(3.0)%	(6.6)%	(14.9)%	(4.5)%	(1.7)%	(8.7)%
Net loss ratio	54.2%	73.5%	146.0%	73.7%	39.9%	68.5%	26.0%	50.9%
Paid to incurred ratio	145.9%	98.7%	46.4%	101.3%	109.5%	103.1%	32.3%	100.8%
	At or for the Years Ended
	December 31, 2017				December 31, 2016
	Reinsurance Segment	Insurance Segment	Asset Management Segment	Total	Reinsurance Segment	Insurance Segment	Asset Management Segment	Total
Gross reserves, beginning of year	$1,193,497	$1,753,164	$48,534	$2,995,195	$1,237,245	$1,748,309	$11,013	$2,996,567
Loss reserves recoverable	(108,528)	(321,893)	—	(430,421)	(45,217)	(305,369)	—	(350,586)
Net reserves, beginning of year	1,084,969	1,431,271	48,534	2,564,774	1,192,028	1,442,940	11,013	2,645,981
Net reserves acquired	—	23,753	—	23,753	—	—	—	—
Incurred losses - current year	806,021	1,030,891	685,799	2,522,711	551,131	682,570	47,588	1,281,289
Change in prior accident years	(113,302)	(96,692)	(12,539)	(222,533)	(135,626)	(77,829)	(2,737)	(216,192)
Total net incurred losses and loss expenses	692,719	934,199	673,260	2,300,178	415,505	604,741	44,851	1,065,097
Foreign exchange loss (gain)	31,205	16,908	1,004	49,117	(1,501)	(29,965)	(436)	(31,902)
Paid losses - current year	(238,550)	(318,014)	(44,313)	(600,877)	(200,031)	(182,554)	(6,649)	(389,234)
Paid losses - prior years	(301,820)	(428,546)	(9,186)	(739,552)	(321,032)	(403,891)	(245)	(725,168)
Total net paid losses	(540,370)	(746,560)	(53,499)	(1,340,429)	(521,063)	(586,445)	(6,894)	(1,114,402)
Net reserves, end of year	1,268,523	1,659,571	669,299	3,597,393	1,084,969	1,431,271	48,534	2,564,774
Loss reserves recoverable	548,131	640,866	45,000	1,233,997	108,528	321,893	—	430,421
Gross reserves, end of year	$1,816,654	$2,300,437	$714,299	$4,831,390	$1,193,497	$1,753,164	$48,534	$2,995,195

Net premiums earned	$1,023,004	$1,256,085	$301,999	$2,581,088	$996,149	$1,002,944	$250,072	$2,249,165

Current year loss ratio	78.8%	82.1%	227.1%	97.7%	55.3%	68.1%	19.0%	57.0%
Change in prior accident years loss ratio	(11.1)%	(7.7)%	(4.2)%	(8.6)%	(13.6)%	(7.8)%	(1.1)%	(9.6)%
Net loss ratio	67.7%	74.4%	222.9%	89.1%	41.7%	60.3%	17.9%	47.4%
Paid to incurred ratio	78.0%	79.9%	7.9%	58.3%	125.4%	97.0%	15.4%	104.6%

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Reinsurance Segment

	At or for the Three Months Ended
	December 31, 2017				December 31, 2016
	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Gross reserves, beginning of period	$1,114,645	$729,771	$95,350	$1,939,766	$516,537	$678,679	$36,892	$1,232,108
Loss reserves recoverable	(472,914)	(135,703)	(2,499)	(611,116)	(53,867)	(67,504)	(1,611)	(122,982)
Net reserves, beginning of period	641,731	594,068	92,851	1,328,650	462,670	611,175	35,281	1,109,126
Incurred losses - current year	62,599	70,746	23,704	157,049	43,596	73,987	10,792	128,375
Change in prior accident years	(1,955)	(16,252)	(3,038)	(21,245)	(5,215)	(27,889)	(1,768)	(34,872)
Total net incurred losses and loss expenses	60,644	54,494	20,666	135,804	38,381	46,098	9,024	93,503
Foreign exchange loss (gain)	953	1,222	36	2,211	(12,037)	(3,068)	(198)	(15,303)
Paid losses - current year	(123,815)	(26,698)	(355)	(150,868)	(21,995)	(38,610)	(1,211)	(61,816)
Paid losses - prior years	(17,308)	(29,419)	(547)	(47,274)	(32,003)	(9,506)	968	(40,541)
Total net paid losses	(141,123)	(56,117)	(902)	(198,142)	(53,998)	(48,116)	(243)	(102,357)
Net reserves, end of period	562,205	593,667	112,651	1,268,523	435,016	606,089	43,864	1,084,969
Loss reserves recoverable	412,592	131,287	4,252	548,131	41,892	66,423	213	108,528
Gross reserves, end of period	$974,797	$724,954	$116,903	$1,816,654	$476,908	$672,512	$44,077	$1,193,497

Net premiums earned	$98,991	$116,425	$35,148	$250,564	$101,582	$112,890	$19,697	$234,169

Current year loss ratio	63.2%	60.8%	67.4%	62.7%	42.9%	65.5%	54.8%	54.8%
Change in prior accident years loss ratio	(2.0)%	(14.0)%	(8.6)%	(8.5)%	(5.1)%	(24.7)%	(9.0)%	(14.9)%
Net loss ratio	61.2%	46.8%	58.8%	54.2%	37.8%	40.8%	45.8%	39.9%
Paid to incurred ratio	232.7%	103.0%	4.4%	145.9%	140.7%	104.4%	2.7%	109.5%
	At or for the Years Ended
	December 31, 2017				December 31, 2016
	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Gross reserves, beginning of year	$476,908	$672,512	$44,077	$1,193,497	$569,794	$656,444	$11,007	$1,237,245
Loss reserves recoverable	(41,892)	(66,423)	(213)	(108,528)	(22,137)	(23,080)	—	(45,217)
Net reserves, beginning of year	435,016	606,089	43,864	1,084,969	547,657	633,364	11,007	1,192,028
Incurred losses - current year	398,175	333,561	74,285	806,021	163,436	351,655	36,040	551,131
Change in prior accident years	(34,063)	(76,620)	(2,619)	(113,302)	(61,102)	(70,439)	(4,085)	(135,626)
Total net incurred losses and loss expenses	364,112	256,941	71,666	692,719	102,334	281,216	31,955	415,505
Foreign exchange loss (gain)	22,917	7,525	763	31,205	2,200	(3,905)	204	(1,501)
Paid losses - current year	(135,183)	(102,395)	(972)	(238,550)	(30,658)	(168,040)	(1,333)	(200,031)
Paid losses - prior years	(124,657)	(174,493)	(2,670)	(301,820)	(186,517)	(136,546)	2,031	(321,032)
Total net paid losses	(259,840)	(276,888)	(3,642)	(540,370)	(217,175)	(304,586)	698	(521,063)
Net reserves, end of year	562,205	593,667	112,651	1,268,523	435,016	606,089	43,864	1,084,969
Loss reserves recoverable	412,592	131,287	4,252	548,131	41,892	66,423	213	108,528
Gross reserves, end of year	$974,797	$724,954	$116,903	$1,816,654	$476,908	$672,512	$44,077	$1,193,497

Net premiums earned	$447,376	$453,020	$122,608	$1,023,004	$419,135	$522,616	$54,398	$996,149

Current year loss ratio	89.0%	73.6%	60.6%	78.8%	39.0%	67.3%	66.2%	55.3%
Change in prior accident years loss ratio	(7.6)%	(16.9)%	(2.1)%	(11.1)%	(14.6)%	(13.5)%	(7.5)%	(13.6)%
Net loss ratio	81.4%	56.7%	58.5%	67.7%	24.4%	53.8%	58.7%	41.7%
Paid to incurred ratio	71.4%	107.8%	5.1%	78.0%	212.2%	108.3%	(2.2)%	125.4%

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Insurance Segment

	At or for the Three Months Ended
	December 31, 2017				December 31, 2016
	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Gross reserves, beginning of period	$643,001	$709,902	$966,753	$2,319,656	$291,403	$505,461	$969,871	$1,766,735
Loss reserves recoverable	(299,466)	(220,126)	(144,308)	(663,900)	(64,369)	(110,233)	(147,025)	(321,627)
Net reserves, beginning of period	343,535	489,776	822,445	1,655,756	227,034	395,228	822,846	1,445,108
Incurred losses - current year	85,813	101,447	77,333	264,593	71,663	43,145	60,395	175,203
Change in prior accident years	(4,878)	(3,364)	(11,443)	(19,685)	(8,161)	(871)	(1,754)	(10,786)
Total net incurred losses and loss expenses	80,935	98,083	65,890	244,908	63,502	42,274	58,641	164,417
Foreign exchange (gain) loss	(756)	698	759	701	(2,506)	(2,678)	(3,571)	(8,755)
Paid losses - current year	(59,001)	(95,061)	(9,624)	(163,686)	(31,646)	(28,735)	(21,198)	(81,579)
Paid losses - prior years	(18,382)	(23,514)	(36,212)	(78,108)	(9,647)	(20,529)	(57,744)	(87,920)
Total net paid losses	(77,383)	(118,575)	(45,836)	(241,794)	(41,293)	(49,264)	(78,942)	(169,499)
Net reserves, end of period	346,331	469,982	843,258	1,659,571	246,737	385,560	798,974	1,431,271
Loss reserves recoverable	281,561	225,331	133,974	640,866	65,681	120,394	135,818	321,893
Gross reserves, end of period	$627,892	$695,313	$977,232	$2,300,437	$312,418	$505,954	$934,792	$1,753,164

Net premiums earned	$65,065	$163,335	$104,629	$333,029	$70,976	$77,633	$91,534	$240,143

Current year loss ratio	131.9%	62.1%	73.9%	79.4%	101.0%	55.6%	66.0%	73.0%
Change in prior accident years loss ratio	(7.5)%	(2.1)%	(10.9)%	(5.9)%	(11.5)%	(1.1)%	(1.9)%	(4.5)%
Net loss ratio	124.4%	60.0%	63.0%	73.5%	89.5%	54.5%	64.1%	68.5%
Paid to incurred ratio	95.6%	120.9%	69.6%	98.7%	65.0%	116.5%	134.6%	103.1%
	At or for the Years Ended
	December 31, 2017				December 31, 2016
	Property	Specialty - Short-tail	Specialty - Other	Total	Property	Specialty - Short-tail	Specialty - Other	Total
Gross reserves, beginning of year	$312,418	$505,954	$934,792	$1,753,164	$290,736	$474,526	$983,047	$1,748,309
Loss reserves recoverable	(65,681)	(120,394)	(135,818)	(321,893)	(73,829)	(96,881)	(134,659)	(305,369)
Net reserves, beginning of year	246,737	385,560	798,974	1,431,271	216,907	377,645	848,388	1,442,940
Net reserves acquired	—	23,753	—	23,753	—	—	—	—
Incurred losses - current year	341,645	398,711	290,535	1,030,891	221,518	194,047	267,005	682,570
Change in prior accident years	(26,202)	(29,721)	(40,769)	(96,692)	(37,855)	5,801	(45,775)	(77,829)
Total net incurred losses and loss expenses	315,443	368,990	249,766	934,199	183,663	199,848	221,230	604,741
Foreign exchange loss (gain)	2,605	6,543	7,760	16,908	(5,395)	(10,722)	(13,848)	(29,965)
Paid losses - current year	(116,479)	(182,824)	(18,711)	(318,014)	(77,034)	(63,477)	(42,043)	(182,554)
Paid losses - prior years	(101,975)	(132,040)	(194,531)	(428,546)	(71,404)	(117,734)	(214,753)	(403,891)
Total net paid losses	(218,454)	(314,864)	(213,242)	(746,560)	(148,438)	(181,211)	(256,796)	(586,445)
Net reserves, end of year	346,331	469,982	843,258	1,659,571	246,737	385,560	798,974	1,431,271
Loss reserves recoverable	281,561	225,331	133,974	640,866	65,681	120,394	135,818	321,893
Gross reserves, end of year	$627,892	$695,313	$977,232	$2,300,437	$312,418	$505,954	$934,792	$1,753,164

Net premiums earned	$260,672	$586,782	$408,631	$1,256,085	$270,691	$369,100	$363,153	$1,002,944

Current year loss ratio	131.1%	67.9%	71.1%	82.1%	81.8%	52.5%	73.5%	68.1%
Change in prior accident years loss ratio	(10.1)%	(5.1)%	(10.0)%	(7.7)%	(14.0)%	1.6%	(12.6)%	(7.8)%
Net loss ratio	121.0%	62.8%	61.1%	74.4%	67.8%	54.1%	60.9%	60.3%
Paid to incurred ratio	69.3%	85.3%	85.4%	79.9%	80.8%	90.7%	116.1%	97.0%

Validus Holdings, Ltd.
Analysis of Loss Ratios by Segment

	Three Months Ended					Years Ended
	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Reinsurance Segment
Current period - excluding items below	53.1%	43.5%	48.2%	46.1%	46.9%	47.6%	46.1%
Current period - notable loss events (a)	5.9%	100.2%	—%	—%	7.9%	29.1%	4.5%
Current period - non-notable loss events (b)	3.7%	0.3%	2.2%	2.2%	—%	2.1%	4.7%
Change in prior accident years	(8.5)%	(16.0)%	(6.1)%	(13.4)%	(14.9)%	(11.1)%	(13.6)%
Net loss ratio	54.2%	128.0%	44.3%	34.9%	39.9%	67.7%	41.7%

Insurance Segment
Current period - excluding items below	73.8%	75.3%	66.5%	71.2%	65.5%	71.9%	64.3%
Current period - notable loss events (a)	6.3%	24.2%	—%	—%	7.4%	8.2%	2.1%
Current period - non-notable loss events (b)	(0.7)%	3.2%	0.6%	5.3%	0.1%	2.0%	1.7%
Change in prior accident years	(5.9)%	(7.8)%	(7.8)%	(9.6)%	(4.5)%	(7.7)%	(7.8)%
Net loss ratio	73.5%	94.9%	59.3%	66.9%	68.5%	74.4%	60.3%

Asset Management Segment
Current period - excluding items below	19.7%	11.3%	7.3%	8.5%	3.3%	11.7%	6.8%
Current period - notable loss events (a)	125.4%	552.0%	—%	—%	24.2%	214.0%	9.7%
Current period - non-notable loss events (b)	3.9%	1.7%	—%	—%	0.2%	1.4%	2.5%
Change in prior accident years	(3.0)%	(3.2)%	(5.7)%	(5.3)%	(1.7)%	(4.2)%	(1.1)%
Net loss ratio	146.0%	561.8%	1.6%	3.2%	26.0%	222.9%	17.9%

Consolidated
Current period - excluding items below	60.3%	53.9%	52.6%	54.1%	49.8%	55.1%	49.9%
Current period - notable loss events (a)	18.5%	128.1%	—%	—%	9.7%	40.6%	4.0%
Current period - non-notable loss events (b)	1.5%	1.9%	1.2%	3.4%	0.1%	2.0%	3.1%
Change in prior accident years	(6.6)%	(10.4)%	(6.9)%	(10.6)%	(8.7)%	(8.6)%	(9.6)%
Net loss ratio	73.7%	173.5%	46.9%	46.9%	50.9%	89.1%	47.4%
Notes:

(a)	The Company defines a notable loss event as an event whereby consolidated net losses and loss expenses aggregate to a threshold greater than or equal to $30.0 million.

(b)	The Company defines a non-notable loss event as an event whereby consolidated net losses and loss expenses aggregate to a threshold greater than or equal to $15.0 million but less than $30.0 million.

Validus Holdings, Ltd.
Consolidated Reinsurance Recoverable Analysis

Consolidated Reinsurance Recoverable at December 31, 2017
Categories	Reinsurance Recoverable (a)%		Top 10 Reinsurers	Rating (b)	Reinsurance Recoverable (a)%
Top 10 reinsurers	$1,055,445	82.5%	Fully collateralized reinsurers	NR	$459,339	35.9%
Other reinsurers' balances > $1 million	218,226	17.0%	Everest Re	A+	128,206	10.0%
Other reinsurers' balances < $1 million	7,199	0.5%	Munich Re	AA-	94,180	7.4%
Total	$1,280,870	100.0%	Lloyd's Syndicates	A+	74,277	5.8%
			Federal Crop Insurance Corporation	(c)	68,745	5.4%
			Swiss Re	AA-	65,218	5.1%
			Hannover Re	AA-	53,523	4.2%
			Qatar Insurance Company	A	50,160	3.9%
			Transatlantic Re	A+	33,729	2.6%
			Markel	A	28,068	2.2%
			Total		$1,055,445	82.5%

Consolidated Reinsurance Recoverable at December 31, 2016
Categories	Reinsurance Recoverable (a)%		Top 10 Reinsurers	Rating (b)	Reinsurance Recoverable (a)%
Top 10 reinsurers	$395,308	84.9%	Lloyd's Syndicates	A+	$84,419	18.2%
Other reinsurers' balances > $1 million	66,944	14.4%	Swiss Re	AA-	84,044	18.1%
Other reinsurers' balances < $1 million	3,416	0.7%	Fully collateralized reinsurers	NR	83,088	17.8%
Total	$465,668	100.0%	Hannover Re	AA-	50,603	10.9%
			Everest Re	A+	36,912	7.9%
			Munich Re	AA-	18,214	3.9%
			Transatlantic Re	A+	10,593	2.3%
			Hamilton Re	A-	10,343	2.2%
			Toa Re	A+	9,510	2.0%
			National Indemnity Company	AA+	7,582	1.6%
			Total		$395,308	84.9%
Notes:

(a)	Reinsurance Recoverable includes Loss Reserves Recoverable and Paid Losses Recoverable.

(b)	99.2% of Reinsurance Recoverable at December 31, 2017 were from reinsurers rated A- or better by internationally recognized rating agencies or were fully collateralized.

(c)
The Company participates in a crop reinsurance program sponsored by the U.S. federal government. The Company remains obligated for amounts ceded in the event that its reinsurers or retrocessionaires do not meet their obligations, except for amounts ceded to the U.S. federal government in the Insurance segment agriculture line of business.

Validus Holdings, Ltd.
Consolidated Investment Portfolio Composition and Net Investment Income

Investment portfolio	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Managed investments, cash and cash equivalents and restricted cash
U.S. Government and Government Agency	$727,397	$595,694	$646,436	$718,025	$804,126
Non-U.S. Government and Government Agency	312,239	290,538	292,504	258,463	240,791
States, municipalities, political subdivision	201,303	206,667	227,949	229,129	271,830
Agency residential mortgage-backed securities	978,049	828,400	783,006	653,395	679,595
Non-Agency residential mortgage-backed securities	40,373	38,993	26,683	19,382	15,477
U.S. corporate	1,533,395	1,466,739	1,386,484	1,486,882	1,534,508
Non-U.S. corporate	422,249	392,242	379,480	397,989	410,227
Bank loans	442,951	464,464	552,901	567,012	570,399
Asset-backed securities	658,303	522,524	502,056	514,690	526,814
Commercial mortgage-backed securities	312,395	314,221	316,190	318,288	330,932
Total fixed maturities	5,628,654	5,120,482	5,113,689	5,163,255	5,384,699
Total short-term investments	230,011	258,646	255,516	232,955	228,386
Total other investments	355,218	471,300	448,618	443,004	405,712
Investment in investment affiliates	100,137	92,079	103,377	94,697	100,431
Cash and cash equivalents	691,687	961,539	796,476	619,810	415,419
Restricted cash	62,848	51,585	48,101	36,099	15,000
Total managed investments, cash and cash equivalents and restricted cash (a)	7,068,555	6,955,631	6,765,777	6,589,820	6,549,647
Non-managed investments, cash and cash equivalents and restricted cash
Catastrophe bonds	229,694	299,484	304,954	201,961	158,331
Short-term investments	3,151,746	2,734,600	2,615,837	2,552,271	2,567,784
Cash and cash equivalents	63,303	4,091	3,929	4,127	4,557
Restricted cash	331,815	37,818	146,938	56,448	55,956
Total non-managed investments, cash and cash equivalents and restricted cash (a)	3,776,558	3,075,993	3,071,658	2,814,807	2,786,628
Total investments, cash and cash equivalents and restricted cash	$10,845,113	$10,031,624	$9,837,435	$9,404,627	$9,336,275

	Three Months Ended					Years Ended
Net investment income	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Managed investments (a)
Fixed maturities and short-term investments	$33,894	$30,823	$31,212	$31,671	$29,875	$127,600	$119,085
Other investments	8,098	7,391	7,571	6,870	7,194	29,930	27,860
Cash and cash equivalents and restricted cash	1,513	1,230	716	610	803	4,069	2,939
Securities lending income	2	3	7	13	16	25	55
Total gross investment income	43,507	39,447	39,506	39,164	37,888	161,624	149,939
Investment expenses	(1,898)	(2,356)	(1,443)	(2,972)	(2,013)	(8,669)	(8,221)
Total managed net investment income	$41,609	$37,091	$38,063	$36,192	$35,875	$152,955	$141,718

Annualized effective investment yield - managed investments (b)	2.44%	2.23%	2.35%	2.27%	2.25%	2.32%	2.24%

Non-managed investments
Fixed maturities and short-term investments	$3,332	$3,941	$4,500	$3,060	$1,689	$14,833	$6,931
Cash and cash equivalents and restricted cash	4,019	3,426	1,678	962	589	10,085	1,736
Total non-managed net investment income	7,351	7,367	6,178	4,022	2,278	24,918	8,667
Total net investment income	$48,960	$44,458	$44,241	$40,214	$38,153	$177,873	$150,385
Notes:

(a)
Managed investments represent assets governed by the Company’s investment policy statement (“IPS”) whereas, non-managed investments represent assets held in support of consolidated AlphaCat variable interest entities which are not governed by the Company’s IPS.

(b)
Annualized effective investment yield on managed investments is calculated by dividing managed net investment income by the average balance of the yield bearing assets managed by our portfolio managers (including funds of high grade structured products which are included in other investments, but excluding all other investments). Average assets for the three months ended is the average of the beginning and ending quarter end asset balances. Average assets for the year ended is the average of the beginning, ending and intervening quarter end asset balances. Percentages for the quarter periods are annualized.

Validus Holdings, Ltd.
Consolidated Fixed Maturity Portfolio Credit Quality and Maturity Profile

	December 31, 2017		December 31, 2016
Fixed maturities - Credit Quality	Fair Value	%	Fair Value	%
Managed fixed maturities
AAA	$2,715,074	46.4%	$2,405,597	43.4%
AA	442,397	7.6%	538,289	9.7%
A	1,137,795	19.4%	1,081,949	19.5%
BBB	828,392	14.1%	740,861	13.4%
Total investment grade managed fixed maturities	5,123,658	87.5%	4,766,696	86.0%
BB	168,967	2.9%	213,568	3.9%
B	237,131	4.0%	177,737	3.2%
CCC	18,217	0.3%	13,371	0.2%
NR	80,681	1.4%	213,327	3.8%
Total non-investment grade managed fixed maturities	504,996	8.6%	618,003	11.1%
Total managed fixed maturities	$5,628,654	96.1%	$5,384,699	97.1%

Non-managed catastrophe bonds
BB	22,110	0.3%	29,731	0.6%
B	3,265	0.1%	4,524	0.1%
NR	204,319	3.5%	124,076	2.2%
Total non-investment grade non-managed catastrophe bonds	229,694	3.9%	158,331	2.9%
Total non-managed catastrophe bonds	$229,694	3.9%	$158,331	2.9%
Total fixed maturities	$5,858,348	100.0%	$5,543,030	100.0%

	December 31, 2017		December 31, 2016
Fixed maturities - Maturity Profile	Fair Value	%	Fair Value	%
Managed fixed maturities
Due in one year or less	$343,541	5.9%	$346,161	6.2%
Due after one year through five years	2,513,620	42.8%	2,933,146	52.9%
Due after five years through ten years	577,109	9.9%	426,647	7.7%
Due after ten years	205,264	3.5%	125,927	2.3%
	3,639,534	62.1%	3,831,881	69.1%
Asset-backed and mortgage backed securities	1,989,120	34.0%	1,552,818	28.0%
Total managed fixed maturities	5,628,654	96.1%	5,384,699	97.1%

Non-managed catastrophe bonds
Due in one year or less	88,367	1.5%	45,418	0.8%
Due after one year through five years	138,844	2.4%	111,656	2.1%
Due after five years through ten years	2,483	—%	1,257	—%
Total non-managed catastrophe bonds	$229,694	3.9%	$158,331	2.9%
Total fixed maturities	$5,858,348	100.0%	$5,543,030	100.0%

Validus Holdings, Ltd.
Top Ten Exposures to Fixed Income Corporate Issuers

	December 31, 2017
Issuer (a)	Fair Value (b)	Rating (c)	% of Managed Investments, Cash and Cash Equivalents and Restricted Cash
JPMorgan Chase & Co.	$67,079	BBB+	0.9%
Citigroup Inc.	59,438	BBB+	0.8%
Morgan Stanley	56,503	BBB+	0.8%
Bank of America Corp.	51,579	A-	0.7%
Goldman Sachs Group	49,679	BBB+	0.7%
Wells Fargo & Company	45,545	A	0.6%
AT&T Inc.	34,615	BBB+	0.5%
HSBC Holdings plc	33,972	A	0.5%
Bank of New York Mellon Corp.	32,592	A	0.5%
Capital One Financial Corporation	29,145	BBB+	0.4%
Total	$460,147		6.4%
Notes:

(a)	Issuers exclude government-backed, government-sponsored enterprises and cash and cash equivalents.

(b)
Credit exposures represent only direct exposure to fixed maturities and short-term investments of the parent issuer and its major subsidiaries. These exposures exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

(c)
Investment ratings are the median of Moody's, Standard & Poor's and Fitch, presented in Standard & Poor's equivalent rating. For investments where three ratings are unavailable, the lower of the ratings shall apply, presented in Standard & Poor's equivalent rating.

Validus Holdings, Ltd.
Capitalization

Capitalization	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
Senior Notes (a)	$245,564	$245,513	$245,463	$245,412	$245,362
Junior Subordinated Deferrable Debentures (JSDs) (a)	289,800	289,800	289,800	289,800	289,800
Flagstone Junior Subordinated Deferrable Debentures (JSDs) (a)	249,358	249,110	248,600	247,602	247,426
Total debt	784,722	784,423	783,863	782,814	782,588

Redeemable noncontrolling interests	1,004,094	1,133,880	1,251,660	1,657,630	1,528,001

Preferred shares, liquidation value (a)	400,000	400,000	400,000	150,000	$150,000
Ordinary shares, capital and surplus available to Validus common shareholders	3,517,264	3,554,717	3,831,355	3,784,329	3,711,507
Accumulated other comprehensive loss	(22,192)	(18,430)	(19,924)	(22,453)	(23,216)
Noncontrolling interests	16,718	78,947	415,658	330,597	165,977
Total shareholders' equity	$3,911,790	$4,015,234	$4,627,089	$4,242,473	$4,004,268

Total capitalization (b)	$5,700,606	$5,933,537	$6,662,612	$6,682,917	$6,314,857
Total capitalization available to Validus (c)	$4,679,794	$4,720,710	$4,995,294	$4,694,690	$4,620,879

Debt to total capitalization	13.8%	13.2%	11.8%	11.7%	12.4%
Debt (excluding JSDs) to total capitalization	4.3%	4.1%	3.7%	3.7%	3.9%
Debt and preferred shares to total capitalization	20.8%	20.0%	17.8%	14.0%	14.8%

Debt to total capitalization available to Validus	16.8%	16.6%	15.7%	16.7%	16.9%
Debt (excluding JSDs) to total capitalization available to Validus	5.2%	5.2%	4.9%	5.2%	5.3%
Debt and preferred shares to total capitalization available to Validus	25.3%	25.1%	23.7%	19.9%	20.2%
Notes:

(a)
For further information regarding the Company's debt and preferred shares, refer to the Notes to the Consolidated Financial Statements included in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

(b)	Total capitalization equals total shareholders' equity plus redeemable noncontrolling interests, Senior Notes and Junior Subordinated Deferrable Debentures.

(c)	Total capitalization available to Validus equals total shareholders' equity less noncontrolling interests plus Senior Notes and Junior Subordinated Deferrable Debentures.

Validus Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses - As of January 1, 2018

Probable Maximum Losses by Zone and Peril

		Consolidated (Insurance and Reinsurance Segments) Estimated Net Loss (a)
Zones	Perils	20 year return period	50 year return period	100 year return period	250 year return period	Reinsurance Segment Net Maximum Zonal Aggregate (a)
United States	Hurricane	$259,970	$308,684	$335,490	$545,121	$1,694,259
California	Earthquake	49,085	195,133	287,734	322,762	1,444,727
Europe	Windstorm	93,276	213,719	268,337	456,383	1,374,612
Japan	Earthquake	57,124	130,705	208,205	295,699	955,949
Japan	Typhoon	66,129	134,493	219,350	256,136	843,280
Notes:

(a)	Net probable maximum losses and maximum zonal aggregates include Validus' share of the Asset Management segment limits.

Net loss estimates and zonal aggregates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries.  The estimates set forth above are based on an Occurrence basis on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties  and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses.

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions.  These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models.  Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification.  The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company's business. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact the Company.

Validus Holdings, Ltd.
Estimated Exposures to Specified Loss Scenarios - As of July 1, 2017

Consolidated Realistic Disaster Scenarios ("RDS")

Type	Catastrophe Scenarios	Description	Estimated Consolidated Net Loss (in millions of U.S. dollars)	% of latest 12 Months Consolidated Net Premiums Earned
Marine	Loss of major complex	Total loss to all platforms and bridge links of a major oil complex	$173.3	6.7%
Marine	Major cruise vessel incident	U.S.-owned cruise vessel sunk or severely damaged	147.3	5.7%
Marine	Marine collision	Fully laden tanker collides with a cruise vessel in U.S. waters	111.6	4.3%
Political Risks	South East Asia	Chinese economy has a "hard landing" with sharp fall in growth rates; regional contagion	177.4	6.9%
Political Risks	Russia	The Russian corporate sector struggles to deal with the effects of crashing commodity and stock prices	62.2	2.4%
Political Risks	Turkey	Severe economic crisis in Turkey due to political upheaval	50.1	1.9%
Political Risks	Nigeria	Severe economic, political and social crisis in Nigeria leads to widespread civil unrest	49.8	1.9%
Political Risks	Middle East	U.S. and Iran escalate into military confrontation; regional contagion	88.2	3.4%
Aviation	Aviation collision	Collision of two aircraft over a major city	34.0	1.3%
Satellite	Solar flare	Large single or sequence of proton flares results in loss to all satellites in synchronous orbit	54.7	2.1%
Satellite	Generic defect	Undetected defect in a number of operational satellites causing major loss	29.4	1.1%
Terrorism	Rockefeller Center	Midtown Manhattan suffers a 2-tonne conventional bomb blast	96.2	3.7%
Terrorism	One World Trade Center	Lower Manhattan suffers a 2-tonne conventional bomb blast	45.3	1.8%
Liability	Professional lines	Failure or collapse of a major corporation	42.4	1.6%
Liability	Professional lines	U.K. pensions mis-selling	19.1	0.7%
Cyber	Major data security breach	Simultaneous cyber-attacks on organizations within one industrial sector; loss of customer data	74.6	2.9%

The Company has presented the Company Realistic Disaster Scenarios for non-natural catastrophe events. Twice yearly, Lloyd's syndicates' including the Company's Syndicate 1183 are required to provide details of their potential exposures to specific disaster scenarios. Lloyd’s makes its updated Realistic Disaster Scenarios (RDS) guidance available to the market annually. The RDS scenario specification document for 2017 can be accessed at the RDS part of the Lloyd's public website: http://www.lloyds.com/the-market/tools-and-resources/research/exposure-management/realistic-disaster-scenarios.

The Consolidated Net Premiums Earned used in the calculation represent the latest 12 months of net premiums earned up to December 31, 2017.

Modeling catastrophe threat scenarios is a complex exercise involving numerous variables and is inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses incurred by the Company to differ materially from those expressed above. Should an event occur, the modeled outcomes may prove inadequate, possibly materially so. This may occur for a number of reasons including, legal requirements, model deficiency, non-modeled risks or data inaccuracies.

A modeled outcome of net loss from a single event also relies in significant part on the reinsurance and retrocession arrangements in place, or expected to be in place at the time of the analysis, and may change during the year. Modeled outcomes assume that the reinsurance and retrocession in place responds as expected with minimal reinsurance failure or dispute. Reinsurance is purchased to match the original exposure as far as possible, but it is possible for there to be a mismatch or gap in cover which could result in higher than modeled losses to the Company. In addition, many parts of the reinsurance program are purchased with limited reinstatements and, therefore, the number of claims or events which may be recovered from second or subsequent events is limited. It should also be noted that renewal dates of the reinsurance program do not necessarily coincide with those of the inwards business written. Where original business is not protected by risks attaching reinsurance or retrocession programs, the programs could expire resulting in an increase in the possible net loss retained by the Company.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events. The events presented reflect a specific set of prescribed calculations and do not necessarily reflect all events that may impact the Company.